Dreyfus

Premier Greater

China Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9  Statement of Operations

                            10   Statement of Changes in Net Assets

                            13   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                            Dreyfus Premier  Greater China Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Greater China Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Raymond Chan.

When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, many global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued through the final two months of 1999 and into the first quarter of 2000, before peaking in early March. In April, many markets around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Greater China Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Raymond Chan, Portfolio Manager

How did Dreyfus Premier Greater China Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund produced a total return of 74.46% for Class A shares, 73.78% for Class B shares, 73.86% for Class C shares and 74.74% for Class R shares.(1) The fund's benchmark, the Hang Seng Index, produced a total return of 18.43%.(2)

From its March 1, 2000 inception through April 30, 2000, the fund's Class T shares produced a total return of -13.32%.(1)

We attribute the fund' s positive absolute performance during the reporting period to regional recovery and industry sector selection. We attribute the fund' s positive performance relative to its benchmark to our emphasis on investments in technology stocks, which advanced sharply until a mid-March correction trimmed gains (and produced negative returns for Class T shares). At the same time, we de-emphasized interest-rate-sensitive stocks, such as banks and property companies, which, as a group, performed poorly during the past six months.

What is the fund's investment approach?

The fund seeks long-term capital appreciation by investing in stocks of companies in the Greater China region: Hong Kong, China and Taiwan. The fund's investment approach is based on fundamental research of individual companies as well as macroeconomic analysis of each market's overall economic prospects.

We look for rapidly growing companies whose stock prices appear reasonable. Characteristics of such companies include high quality management with a commitment to increasing shareholder value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals and long-term vision. Generally, the companies in which we invest are leaders in their respective industries and have exceptional brand recognition.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

We also gauge the respective strengths of markets. We attempt to identify the macroeconomic events, such as changes in monetary or exchange rate policy, that often mark market turning points. Accordingly, we then increase or decrease investments based upon anticipated market direction.

What other factors influenced the fund's performance?

The fund' s relatively small size combined with a period of high stock market performance in the Greater China region contributed to the fund's success. Moreover, the fund's investments in the technology sector during a period that was favorable for that sector in general also contributed significantly to the fund's performance. Of course, the technology sector is one of the most volatile sectors of the market and investors should not expect the types of returns experienced during the last six months.

The fund benefited from the strong economic recovery across the Greater China region. As a result, analysts revised estimates of economic growth and corporate earnings upward. Investors grew more confident that the region's economies were back on the right track.

The fund was well positioned to take advantage of strong global trends. For example, Hong Kong is experiencing rapid transformation from an economy led by property and finance to a new, knowledge-based economic structure, where our investments were concentrated. In China, an increasing integration into the
world    economy   is   greatly   increasing   demand   for   telecommunications
infrastructure-related goods and services, and the fund benefited from its investments in this area. In addition, fund performance in Taiwan was influenced by two factors. First, concerns that the electronics industry would slow down after Y2K proved unfounded: earnings growth remained strong, boosting stock prices. Second, worries about China's reaction to Taiwan's presidential election appeared overblown. Both sides have taken a conciliatory post-election stance.

The   fund's  choice  of  industries  and  individual  stocks  also  benefited
performance.   We   expanded  our  investment  in  sectors  that  appeared  best positioned to take advantage of the global technology boom. Those investments included export-oriented electronics firms, outsourcing specialists like contract manufacturers and system integration firms benefiting from the massive infrastructure development of China's telecommunications data networks. On the other hand, areas where we de-emphasized investment also aided fund performance. Previously, "old economy" firms -- banks and property owners -- led Hong Kong's stock market. As Hong Kong' s regional role changes, the importance of these firms will likely diminish. Knowledge-based, telecommunications and Internet-related companies will likely take on greater market leadership

What is the fund's current strategy?

From  the  beginning of the reporting period through mid-March, we increased the
percentage   of   the   portfolio's  investments  in  technology  stocks  from
approximately 40% to near 70% to take advantage of the previously described trends. From mid-March, however, our view changed. Global liquidity -- that is, money available for investing -- began to shrink as central banks increased interest rates in an attempt to head off inflation. In response, we've pared our technology commitment to about 50% of portfolio investment. We increased the fund' s exposure to more defensive stocks, like consumer durables, which we believe should be well positioned to take advantage of recovery in the region's domestic economies.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE HANG SENG INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF APPROXIMATELY 33 COMPANIES THAT REPRESENT 70 PERCENT OF THE TOTAL MARKET CAPITALIZATION OF THE STOCK EXCHANGE OF HONG KONG. THE COMPONENTS OF THE INDEX ARE DIVIDED INTO SUB-INDEXES: COMMERCE, FINANCE, UTILITIES AND PROPERTIES.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



COMMON STOCKS--98.0%                                                                            Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHINA--2.8%

China Shipping Development                                                                      550,000  (a)              65,669

Guangdong Kelon Electrical                                                                       90,000                   56,040

Jiangxi Copper                                                                                  700,000  (a)              58,415

                                                                                                                         180,124

HONG KONG--44.3%

Asia Satellite Telecommunications                                                                59,000                  184,444

Cable & Wireless                                                                                150,000                  353,378

Cheung Kong                                                                                      16,000                  191,036

Citic Pacific                                                                                    40,000                  183,333

Computer & Technologies                                                                          90,000  (a)             103,414

Culturecom                                                                                    1,400,000  (a)             208,496

Denway Investment                                                                               600,000  (a)              56,232

e-Kong Group                                                                                    750,000  (a)             137,692

Hutchison Whampoa                                                                                25,000                  364,291

i-CABLE Communications                                                                          350,000  (a)             153,901

Johnson Electric                                                                                 20,500                  165,151

Li & Fung                                                                                        40,000                  154,575

Oriental Press                                                                                  700,000  (a)             143,791

Technology Venture                                                                              350,000                  130,310

Television Broadcasts                                                                            16,000                  109,384

Vanda Systems & Communication                                                                   500,000                  255,164

                                                                                                                       2,894,592

SINGAPORE--8.4%

CSA                                                                                              65,000  (a)             110,060

Datacraft Asia                                                                                   14,000                  105,000

JIT                                                                                              66,000                  155,449

NatSteel Electonics                                                                              31,000                  177,994

                                                                                                                         548,503

TAIWAN--42.5%

Ambit Microsystems                                                                               10,000                   92,499

Arima Computer                                                                                   40,000  (a)             187,612

Asustek Computer                                                                                 18,000                  199,444

D-Link                                                                                           60,000                  176,499

DBTEL                                                                                            66,000  (a)             206,014

Formosa Chemicals & Fibre                                                                         1,120                    1,538

Hitron Technology                                                                                27,000  (a)             172,969

Hon Hai Precision Industry                                                                       16,000  (a)             154,274


COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAIWAN (CONTINUED)

Macronix International                                                                           80,000  (a)             241,870

Procomp Informatics                                                                              21,000  (a)             164,733

Quanta Computer                                                                                  27,001                  210,042

Realtek Semiconductor                                                                            31,000  (a)             251,283

Taiwan Semiconductor Manufacturing                                                               55,194  (a)             355,392

Via Technolgies                                                                                  21,701  (a)             361,742

                                                                                                                       2,775,911
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,529,473)                                                               98.0%                6,399,130

CASH AND RECEIVABLES (NET)                                                                         2.0%                  131,693

NET ASSETS                                                                                       100.0%                6,530,823

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  6,529,473    6,399,130

Cash                                                                    145,666

Cash denominated in foreign currencies                    125,708       125,291

Receivable for investment securities sold                               243,663

Receivable for shares of Common Stock subscribed                         22,612

Dividends receivable                                                      1,233

Prepaid expenses                                                         83,709

Due from The Dreyfus Corporation and affiliates                              17

                                                                      7,021,321
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             467,155

Accrued expenses                                                         23,343

                                                                        490,498
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,530,823
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       4,290,302

Accumulated investment (loss)                                          (65,982)

Accumulated net realized gain (loss) on investments and
   foreign currency transactions                                     2,437,245

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                   (130,742)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       6,530,823

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        4,281,839               906,351             924,739              417,027                  867

Shares Outstanding                      171,328                36,580              37,310               16,646               34.771
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          24.99                24.78                24.79                25.05                24.93

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                           8,382

Interest                                                                 3,333

TOTAL INCOME                                                            11,715

EXPENSES:

Investment advisory fee--Note 3(a)                                      32,634

Custodian fees                                                          33,067

Auditing fees                                                           14,460

Registration fees                                                       13,543

Prospectus and shareholders' reports                                    10,509

Organization expenses                                                    8,781

Shareholder servicing costs--Note 3(c)                                   6,841

Distribution fees--Note 3(b)                                             5,402

Legal fees                                                                 958

Directors' fees and expenses--Note 3(d)                                    532

Miscellaneous                                                            2,231

TOTAL EXPENSES                                                         128,958

Less--expense reimbursement from The Dreyfus
  Corporation due to undertaking--Note 3(a)                            (65,289)

NET EXPENSES                                                            63,669

INVESTMENT (LOSS)                                                      (51,954)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign
  currency transactions                                              2,448,880

Net realized gain (loss) on forward currency exchange contracts         (7,975)

NET REALIZED GAIN (LOSS)                                             2,440,905

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                   (456,605)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,984,300

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,932,346

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                         April 30, 2000(a)          Year Ended

                                              (Unaudited)     October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                    (51,954)                4,185

Net realized gain (loss) on investments         2,440,905               33,354

Net unrealized appreciation (depreciation)
   on investments                                (456,605)             274,100

NET INCREASE (DECREASE) IN NET ASSETS RESULTING

   FROM OPERATIONS                              1,932,346              311,639
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (13,881)             (13,561)

Class B shares                                    (1,318)              (1,375)

Class C shares                                      (695)              (2,296)

Class R shares                                    (2,265)              (2,144)

Net realized gain on investments:

Class A shares                                    (6,940)                   --

Class B shares                                    (1,450)                   --

Class C shares                                    (1,530)                   --

Class R shares                                      (890)                   --

TOTAL DIVIDENDS                                  (28,969)              (19,376)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,547,514              127,540

Class B shares                                    595,493               15,811

Class C shares                                    528,712              172,118

Class R shares                                     11,955                   --

Class T shares                                      1,000                   --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended

                                         April 30, 2000(a)          Year Ended

                                              (Unaudited)     October 31, 1999
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                     20,596               13,561

Class B shares                                      2,669                1,375

Class C shares                                      2,225                2,296

Class R shares                                      3,154                2,144

Cost of shares redeemed:

Class A shares                                   (263,584)             (58,150)

Class B shares                                   (156,851)              (5,376)

Class C shares                                   (243,166)             (61,754)

Class R shares                                     (2,162)                  --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   2,047,555              209,565

TOTAL INCREASE (DECREASE) IN NET ASSETS         3,950,932              501,828
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,579,891            2,078,063

END OF PERIOD                                   6,530,823            2,579,891

Undistributed investment income (loss)--net      (65,982)                4,131

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         April 30, 2000(a)          Year Ended
                                              (Unaudited)     October 31, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        61,612                9,279

Shares issued for dividends reinvested              1,096                1,113

Shares redeemed                                   (10,490)              (4,145)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      52,218                6,247
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        25,499                1,122

Shares issued for dividends reinvested                143                  113

Shares redeemed                                    (7,767)                (381)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      17,875                  854
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        23,587               13,114

Shares issued for dividends reinvested                119                  189

Shares redeemed                                   (11,275)              (4,424)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,431                8,879
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           386                   --

Shares issued for dividends reinvested                168                  176

Shares redeemed                                       (84)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         470                  176
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            35                   --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                            Six Months Ended

                                                                              April 30, 2000               Year Ended October 31
                                                                                                        ---------------------------

CLASS A SHARES                                                                    (Unaudited)           1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                    14.45         12.78            12.50

Investment Operations:

Investment income (loss)--net                                                        (.22)(b)        .04(b)              .13

Net realized and unrealized gain (loss)
   on investments                                                                       10.93          1.75              .15

Total from Investment Operations                                                        10.71          1.79              .28

Distributions:

Dividends from investment income--net                                                   (.11)         (.12)               --

Dividends from net realized gain on investments                                         (.06)            --               --

Total Distributions                                                                     (.17)         (.12)               --

Net asset value, end of period                                                          24.99         14.45            12.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  74.46(d)         14.18          2.24(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               1.12(d)          2.25          1.08(d)

Ratio of net investment income (loss)
   to average net assets                                                             (.89)(d)           .34          1.04(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                     1.24(d)          8.03          2.75(d)

Portfolio Turnover Rate                                                             191.71(d)        206.09         10.65(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   4,282         1,721           1,442

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                            Six Months Ended

                                                                              April 30, 2000               Year Ended October 31
                                                                                                        ---------------------------

CLASS B SHARES                                                                    (Unaudited)           1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                    14.34         12.73            12.50

Investment Operations:

Investment income (loss)--net                                                        (.30)(b)      (.05)(b)              .08

Net realized and unrealized gain (loss)
   on investments                                                                       10.85          1.74              .15

Total from Investment Operations                                                        10.55          1.69              .23

Distributions:

Dividends from investment income--net                                                   (.05)         (.08)               --

Dividends from net realized gain on investments                                         (.06)            --               --

Total Distributions                                                                     (.11)         (.08)               --

Net asset value, end of period                                                          24.78         14.34            12.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  73.78(d)         13.36             1.84(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               1.49(d)          3.00          1.44(d)

Ratio of net investment income (loss)
   to average net assets                                                            (1.26)(d)         (.41)           .69(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                     1.23(d)          8.03          2.75(d)

Portfolio Turnover Rate                                                             191.71(d)        206.09         10.65(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     906           268           227

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.







                                                                            Six Months Ended

                                                                              April 30, 2000               Year Ended October 31
                                                                                                        --------------------------

CLASS C SHARES                                                                    (Unaudited)           1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                    14.32         12.73            12.50

Investment Operations:

Investment income (loss)--net                                                        (.31)(b)      (.05)(b)              .08

Net realized and unrealized gain (loss)
   on investments                                                                       10.87          1.74              .15

Total from Investment Operations                                                        10.56          1.69              .23

Distributions:

Dividends from investment income--net                                                   (.03)         (.10)               --

Dividends from net realized gain on investments                                         (.06)            --               --

Total Distributions                                                                     (.09)         (.10)               --

Net asset value, end of period                                                          24.79         14.32            12.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  73.86(d)         13.38            1.84(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               1.49(d)          3.00          1.43(d)

Ratio of net investment income (loss)
   to average net assets                                                            (1.28)(d)         (.38)           .68(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                     1.24(d)          8.03          2.75(d)

Portfolio Turnover Rate                                                             191.71(d)        206.09         10.65(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     925           356            204

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                            Six Months Ended

                                                                              April 30, 2000              Year Ended October 31
                                                                                                        --------------------------

CLASS R SHARES                                                                    (Unaudited)          1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                    14.49         12.79            12.50

Investment Operations:

Investment income (loss)--net                                                        (.18)(b)        .08(b)              .14

Net realized and unrealized gain (loss)
   on investments                                                                       10.94          1.75              .15

Total from Investment Operations                                                        10.76          1.83              .29

Distributions:

Dividends from investment income--net                                                   (.14)         (.13)               --

Dividends from net realized gain on investments                                         (.06)            --               --

Total Distributions                                                                     (.20)         (.13)               --

Net asset value, end of period                                                          25.05         14.49            12.79
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     74.74(c)         14.54             2.32(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                .99(c)          2.00           .96(c)

Ratio of net investment income (loss)
   to average net assets                                                             (.77)(c)           .59          1.16(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                     1.27(c)          8.03          2.75(c)

Portfolio Turnover Rate                                                             191.71(c)        206.09         10.65(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     417           234            205

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                              Period Ended
                                                         April 30, 2000(a)
CLASS T SHARES                                                  (Unaudited)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  28.39

Investment Operations:

Investment (loss)                                                      (.10)(b)

Net realized and unrealized gain (loss) on investments                (3.36)

Total from Investment Operations                                      (3.46)

Net asset value, end of period                                        24.93
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                  (13.32)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                .42(d)

Ratio of investment income (loss) to average net assets               (.33)(d)

Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation                              .32(d)

Portfolio Turnover Rate                                             191.71(d)

Net Assets, end of period ($ x 1,000)                                     1

(A)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Greater China Fund (the "fund") is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Hamon U.S. Investment Advisors Limited ("Hamon") serves as the fund's sub-investment adviser. Hamon is an affiliate of Mellon.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase (Class B shares automatically convert to Class A shares after six years) and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

Class   A   .................... 114,096     Class  C  ..................16,195

Class   B   ....................  16,192     Class  R  ..................16,343


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

                                                                    The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,829 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.

Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of the borrowings. During the period ended April 30, 2000, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 1999 through October 31, 2000 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $65,289 during the period ended April 30, 2000.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee payable monthly at the annual rate of .625 of 1% of the value of the fund's average daily net assets.

DSC retained $5,919 during the period ended April 30, 2000, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets for Class T shares. During the period ended April 30, 2000, Class B, Class C and Class T shares were charged $2,442, $2,959 and $1, respectively, pursuant to the Plan, of which $761, $892 and $1 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B, Class C and Class T shares were charged $4,245, $814, $986 and $1, respectively, pursuant to the Shareholder Services Plan, of which $1,265, $254, $297 and $1 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $653 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member receives an annual fee of $30,000 and a fee of $4,000 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.


NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2000, amounted to $11,207,174 and $9,319,442, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At April 30, 2000, there were no open forward currency exchange contracts.

(b) At April 30, 2000, accumulated net unrealized depreciation on investments was $130,343, consisting of $657,945 gross unrealized appreciation and $788,288 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus Premier Greater China Fund

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Hamon U.S. Investment-Advisors Ltd.

                        2701-2 One International Finance Centre

                        1 Harbour View Street, Central

                        Hong Kong

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   130SA004



Dreyfus

Premier European

Equity Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                           Dreyfus Premier European Equity Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier European Equity Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Joanna Bowen and Kieran Gallagher.

When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, many global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued through the final two months of 1999 and into the first quarter of 2000, before peaking in early
March. In April many markets around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier European Equity Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Joanna Bowen and Kieran Gallagher, Portfolio Managers

How did Dreyfus Premier European Equity Fund perform relative to its benchmark during the period?

For the six-month period ended April 30, 2000, the fund's total return was 37.84% for Class A shares, 37.34% for Class B shares, 37.34% for Class C shares, 38.05% for Class R shares and 37.52% for Class T shares.(1) For the same period, the Financial Times Eurotop 300 Index, the fund's benchmark, produced a total return of 7.09%.(2)

We attribute the fund' s good performance to our sector allocation strategy, which led us to avoid underperforming industry groups such as pharmaceuticals and food manufacturers, while emphasizing some of the market's top-performing areas, such as the technology and telecommunications sectors. The fund also benefited from good macroeconomic conditions, including positive economic growth, relatively low interest rates as well as ongoing deregulation and corporate restructuring.

What is the fund's investment approach?

Our investment approach begins at the strategic level. We establish a framework of investment themes after considering economic data, the relative valuations of both stocks and bonds, and the latest political and industrial developments. These global and regional themes help us identify market sectors that we believe have strong long-term growth prospects.

When choosing stocks within those industries, we employ the resources provided by our in-house team of global securities analysts. Our research team strives to identify the most compelling investment opportunities within industries that have a positive long-term outlook. In addition, we look for companies that are reasonably valued relative to similar companies both within Europe and overseas.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was positively influenced by good economic and market conditions during most of the six-month reporting period. Europe' s economic recovery has continued, with economic activity building within core Europe in addition to already robust levels of activity in non-core markets. A moderately accommodative monetary policy, coupled with ongoing deregulation, corporate restructuring and the weak euro, have also contributed to a positive stock market environment.

After a dramatic advance during the final two months of 1999, however, many European stock market averages have paused during the first four months of 2000. While technology, media and telecommunications stocks have generally continued to rise during the first quarter of 2000, progress in other market sectors was limited against a backdrop of rising interest rates in the United States, the United Kingdom and Europe. The European Central Bank raised interest rates during the first quarter of 2000, and further increases are widely expected.

Our strategy of emphasizing investments in the volatile technology and telecommunications industry groups was highly beneficial during the reporting period. We decided to increase the fund's exposure to selected information technology service stocks when we noted that European stocks in these areas had not performed as strongly as their U.K. counterparts. We took advantage of this valuation anomaly by purchasing the stocks of leading European technology companies. Despite generally strong gains in the technology and telecommunications sectors, it was definitely not all smooth sailing, however. Several of the most popular software services stocks and business-to-consumer stocks suffered a sharp sell-off in March and April when investor attention shifted to previously out-of-favor "old economy" stocks.

What is the fund's current strategy?

Given the strong gains in the information technology sector during the reporting period, we have become fairly cautious regarding the valuations of stocks that we believe may have become over-extended.

Accordingly, we have recently reduced our exposure to telecommunications companies, and we have cut back on our holdings in software and technology services companies. We have redeployed those assets primarily in "old economy" service companies that we believe have a clear competitive advantage and comprehensible valuations. This strategy of targeting the better quality companies with more rational valuations provided protection for the fund through the volatility that has recently affected the information technology sector.

We have also continued to pursue a "bar-bell" investment approach. At one end of the spectrum, the fund still maintains a modest emphasis on the ultra-growth stocks in the volatile telecommunications and technology sectors. At the other end of the spectrum, the fund has above-average exposure to cyclical stocks of companies that we believe have the ability to raise prices in the global economy.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG, L.P. -- REFLECTS THE REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE FINANCIAL TIMES EUROTOP 300 INDEX IS A MARKET CAPITALIZATION INDEX OF EUROPE'S LARGEST 300 COMPANIES.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)



COMMON STOCKS--92.2%                                                                            Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AUSTRIA--1.0%

Voest-Alpine Stahl                                                                                1,950                   55,683

BELGIUM--.9%

Lernout & Hauspie Speech Products                                                                   520  (a)              50,310

FINLAND--3.7%

Nokia                                                                                             3,560                  204,284

FRANCE--10.9%

Axa                                                                                                 640                   94,927

Elior                                                                                             8,800                   95,793

Lafarge                                                                                             640                   53,022

Rexel                                                                                               910                   62,811

Total Fina Elf                                                                                    1,080                  163,921

Vivendi                                                                                           1,360                  134,562

                                                                                                                         605,036

GERMANY--6.6%

Altana                                                                                            1,150                   82,567

Emprise Management Consulting                                                                       380                   42,505

Global TeleSystems Group                                                                          2,700  (a)              37,322

Linde                                                                                             1,943                   74,743

SAP                                                                                                 170                   79,773

Techem                                                                                            1,800                   48,617

                                                                                                                         365,527

IRELAND--3.0%

Bank of Ireland                                                                                  11,500                   77,599

Independent News & Media                                                                         10,700                   85,434

                                                                                                                         163,033

ISRAEL--1.1%

Oridion Systems                                                                                   2,400                   58,419

ITALY--3.8%

Freedomland--Internet Television Network                                                            330                   26,979

Italcementi                                                                                       9,900                   86,663

Telecom Italia                                                                                    7,000                   97,957

                                                                                                                         211,599

NETHERLANDS--12.7%

Be Semiconductor Industries                                                                       3,200  (a)              64,895

ING Groep                                                                                         2,090                  114,077

Koninklijke Numico                                                                                1,400                   52,072

Koninklijke (Royal) Philips Electronics                                                           3,560                  158,862


COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

PinkRoccade                                                                                         930  (a)              58,356

Seagull Holding                                                                                   1,800  (a)              40,268

VNU                                                                                               2,170                  116,134

Wegener                                                                                           3,500                   53,605

Wolters Kluwer                                                                                    2,040                   48,160

                                                                                                                         706,429

PORTUGAL--1.7%

Banco Pinto & Sotto Mayor                                                                         1,900  (a)              39,896

Portugal Telecom                                                                                  4,800                   53,560

                                                                                                                          93,456

SPAIN--2.8%

Actividades de Construccion y Servicious                                                          1,900                   52,665

Telefonica                                                                                        4,700  (a)             104,632

                                                                                                                         157,297

SWEDEN--4.0%

Information Highway                                                                               3,400  (a)              35,018

Telefonaktiebolaget LM Ericsson                                                                   2,070                  184,693

                                                                                                                         219,711

SWITZERLAND--2.0%

UBS                                                                                                 450                  110,320

UNITED KINGDOM--37.1%

BP Amoco                                                                                          7,700                   66,282

Bank of Scotland                                                                                  8,100                   71,611

Billiton                                                                                         19,100                   70,717

Bodycote International                                                                           21,300                   81,839

British Telecommunications                                                                        7,300                  130,437

CGU                                                                                               8,900                  126,903

Capital Shopping Centres                                                                         10,100                   59,424

Glaxo Wellcome                                                                                    5,600                  172,217

Granada                                                                                           4,900                   47,618

Imperial Chemical Industries                                                                     11,000                   93,920

New Dixons Group                                                                                 17,400                   70,771

Northern Rock                                                                                     9,000                   46,246

Prudential                                                                                        6,300                   96,432

Rentokil Initial                                                                                 41,900                  114,318

Reuters Group                                                                                     4,800                   85,618

Severn Trent                                                                                     12,900                  130,469

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Shell Transport & Trading                                                                        25,200                  204,405

Stagecoach Holdings                                                                              49,000                   47,923

Standard Chartered                                                                                5,600                   74,851

Taylor Nelson Sofres                                                                             15,000                   57,720

Vodafone AirTouch                                                                                45,600                  208,475

                                                                                                                       2,058,196

UNITED STATES--.9%

LHS Group                                                                                         1,300  (a)              51,072

TOTAL COMMON STOCKS

   (cost $5,014,449)                                                                                                   5,110,372
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.8%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY:

Fielmann                                                                                          2,200                   72,025

Fresenius                                                                                           370                   83,110

TOTAL PREFERRED STOCKS

   (cost $159,223)                                                                                                       155,135
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,173,672)                                                               95.0%                5,265,507

CASH AND RECEIVABLES (NET)                                                                         5.0%                  278,093

NET ASSETS                                                                                       100.0%                5,543,600

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments  5,173,672    5,265,507

Cash                                                                    135,919

Cash denominated in foreign currencies                     50,085        49,640

Receivable for investment securities sold                               121,597

Dividends receivable                                                     22,582

Prepaid expenses                                                         71,071

Due from The Dreyfus Corporation and affiliates                           4,816

                                                                      5,671,132
-------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             105,358

Accrued expenses                                                         22,174

                                                                        127,532
-------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,543,600
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       4,297,965

Accumulated investment (loss)                                           (23,850

Accumulated net realized gain (loss) on investments and

  foreign currency transactions                                       1,177,098

Accumulated net unrealized appreciation (depreciation) on investments

  and foreign currency transactions                                      92,387
-------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,543,600

NET ASSET VALUE PER SHARE


                                              Class A             Class B              Class C           Class R            Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                              2,226,219            1,470,285           1,005,037            840,683             1,376

Shares Outstanding                            123,322               82,319              56,275             46,387            76.537
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                18.05               17.86               17.86               18.12             17.98

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund




STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $4,257 foreign taxes withheld at source)         33,338

Interest                                                                 2,376

TOTAL INCOME                                                            35,714

EXPENSES:

Investment advisory fee--Note 3(a)                                      21,094

Registration fees                                                       52,790

Custodian fees                                                          21,049

Distribution fees--Note 3(b)                                             7,772

Prospectus and shareholders' reports                                     5,725

Shareholder servicing costs--Note 3(c)                                   5,372

Auditing fees                                                            4,560

Legal fees                                                                 956

Director's fees and expenses--Note 3(d)                                    606

Miscellaneous                                                            3,068

TOTAL EXPENSES                                                         122,992

Less- expense reimbursement from The
   Dreyfus Corporation due to undertaking--Note 3(a)                   (63,428)

NET EXPENSES                                                            59,564

INVESTMENT (LOSS)                                                      (23,850)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments and

   foreign currency transactions                                     1,188,532

Net realized gain (loss) on forward currency

   exchange contracts                                                  (11,358)

NET REALIZED GAIN (LOSS)                                             1,177,174

Net unrealized appreciation (depreciation) on investments and

   foreign currency transactions                                        42,476

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,219,650

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,195,800

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended           Year Ended
                                           April 30, 2000          October 31,
                                              (Unaudited)              1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (23,850)             (11,625)

Net realized gain (loss) on investments         1,177,174             268,342

Net unrealized appreciation (depreciation)         42,476              49,911
on investments

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,195,800             306,628
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

   Class A shares                               (104,119)                --

   Class B shares                                (55,604)                --

   Class C shares                                (56,553)                --

   Class R shares                                (48,618)

   Class T shares                                    (85)                 --

TOTAL DIVIDENDS                                 (264,979)                 --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    544,587           1,081,444

Class B shares                                    715,432             502,096

Class C shares                                    268,296             504,146

Class R shares                                     60,001             507,500

Class T shares                                         --               1,000

Dividends reinvested:

Class A shares                                    104,119                  --

Class B shares                                     55,604                  --

Class C shares                                     56,553                  --

Class R shares                                     48,618                  --

Class T shares                                         85                  --

(A) ON DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) THE FUND COMMENCED SELLING CLASS A, CLASS B, CLASS C AND CLASS R SHARES. ON SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) THE FUND COMMENCED SELLING CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended           Year Ended
                                           April 30, 2000           October 31,
                                              (Unaudited)               1999(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (continued):

Cost of shares redeemed:

Class A shares                                      (549)              (2,401)

Class B shares                                   (64,311)                   --

Class C shares                                   (70,999)                   --

Class R shares                                       --                 (5,070)

Class T shares                                       --                     --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  1,717,436             2,588,715

TOTAL INCREASE (DECREASE) IN NET ASSETS        2,648,257             2,895,343
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,895,343                  -

END OF PERIOD                                   5,543,600            2,895,343

     A ON DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) THE FUND COMMENCED SELLING CLASS A, CLASS B, CLASS C AND CLASS R SHARES. ON SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) THE FUND COMMENCED SELLING CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.




                                         Six Months Ended           Year Ended
                                           April 30, 2000           October 31,
                                              (Unaudited)               1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        31,222              85,939

Shares issued for dividends reinvested              6,368                 --

Shares redeemed                                      (29)                (178)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      37,561               85,761
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        42,214               40,150

Shares issued for dividends reinvested              3,428                  --

Shares redeemed                                   (3,473)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      42,169               40,150
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        16,330               40,298

Shares issued for dividends reinvested              3,487                  --

Shares redeemed                                   (3,840)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      15,977               40,298
-------------------------------------------------------------------------------

CLASS R

Shares sold                                         3,232               40,557

Shares issued for dividends reinvested              2,964                  --

Shares redeemed                                        --                 (366)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       6,196               40,191
-------------------------------------------------------------------------------

CLASS T

Shares sold                                            --                   71

Shares issued for dividends reinvested                  6                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING           6                   71

(A) ON DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) THE FUND COMMENCED SELLING CLASS A, CLASS B, CLASS C AND CLASS R SHARES. ON SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) THE FUND COMMENCED SELLING CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                               Class A Shares                            Class B Shares
                                                    --------------------------------------------------------------------------------

                                                      Six Months                                 Six Months
                                                            Ended         Year Ended                  Ended           Year Ended
                                                    April 30 2000         October 31,        April 30, 2000           October 31,
                                                      (Unaudited)         1999(a)                (Unaudited)             1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                        14.05               12.50                 13.96                12.50

Investment Operations:

Investment income (loss)--net(b)                             (.06)               (.03)                 (.13)                (.12)

Net realized and unrealized gain (loss)
   on investments                                            5.25                1.58                  5.22                 1.58

Total from Investment Operations                             5.19                1.55                  5.09                 1.46

Distributions:

Dividends from net realized gain
   on investments                                           (1.19)                --                  (1.19)                 --

Net asset value, end of period                              18.05               14.05                 17.86                13.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C,D)                                      37.84               12.40                 37.34                11.68
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(c)                   1.12                2.01                  1.50                 2.68

Ratio of net investment income (loss)
   to average net assets(c)                                  (.36)               (.21)                 (.72)                (.87)

Decrease reflected in above expense
   ratio due to undertakings by
   The Dreyfus Corporation(c)                                1.35                3.29                  1.33                 3.29

Portfolio Turnover Rate(c)                                  88.59              104.68                 88.59               104.68
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                       2,226               1,205                 1,470                  560

(A)  FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.








                                                               Class C Shares                            Class R Shares
                                                    --------------------------------------------------------------------------------

                                                      Six Months                                 Six Months
                                                            Ended         Year Ended                  Ended           Year Ended
                                                    April 30 2000         October 31,        April 30, 2000           October 31,
                                                     (Unaudited)         1999(a)                  (Unaudited)             1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                        13.96              12.50                  14.09                12.50

Investment Operations:

Investment income (loss)--net (b)                            (.13)              (.12)                  (.04)                 .00(c)

Net realized and unrealized gain (loss)
   on investments                                            5.22               1.58                   5.26                 1.59

Total from Investment Operations                             5.09               1.46                   5.22                 1.59

Distributions:

Dividends from net realized gain
   on investments                                          (1.19)                 --                   (1.19)                 --

Net asset value, end of period                             17.86               13.96                   18.12               14.09
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                       37.34(e)            11.68(e)                38.05               12.64
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (d)                 1.49                2.68                  .98                   1.79

Ratio of net investment income (loss)

   to average net assets (d)                                (.74)               (.87)                (.25)                   .03

Decrease reflected in above expense
   ratio due to undertakings by
   The Dreyfus Corporation (d)                              1.35                3.29                 1.36                   3.28

Portfolio Turnover Rate (d)                                88.59              104.68                88.59                 104.68
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                      1,005                 563                  841                    566

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01.

(D) NOT ANNUALIZED.

(E) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)


                                                               Class T
                                                 ------------------------------------

                                                Six Months Ended
                                                April 30, 2000         Year Ended
                                                   (Unaudited)  October 31,1999(a)
-----------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     14.03              14.02

Investment Operations:

Investment income (loss)--net (b)                         (.11)              (.04)

Net realized and unrealized gain (loss)
   on investments                                         5.25                .05

Total from Investment Operations                          5.14                .01

Distributions:

Dividends from net realized gain on investments          (1.19)              --

Net asset value, end of period                           17.98              14.03
-----------------------------------------------------------------------------------------

TOTAL RETURN (%) (C,D)                                   37.52               .07
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (c)               1.37               .22

Ratio of net investment income (loss)
   to average net assets (c)                              (.65)             (.22)

Decrease reflected in above expense ratio
   due to undertakings by The Dreyfus Corporation (c)     1.36               .42

Portfolio Turnover Rate (c)                              88.59            104.68
-----------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                        1                1

A   FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

B   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

C   NOT ANNUALIZED.

D   EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.





NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier European Equity Fund (the "fund") is a separate diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund's sub-investment adviser. Newton is an affiliate of Mellon Bank, N.A.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

  Class   A   .................... 85,832    Class  C  ...................42,940

  Class   B   .................... 42,940    Class  R  ...................42,907

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net
unrealized    foreign

exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,376 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal

                                                                   The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Funds rate in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from October 31, 1999 through October 31, 2000 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $63,428 during the period ended April 30, 2000.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .30 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average daily net assets of Class T shares. During the period ended April 30, 2000, Class B, Class C and Class T shares were charged $4,276, $3,494 and $2, respectively, pursuant to the Plan, of which $1,219 and $864 for Class B and Class C shares, respectively, were paid to DSC.


(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B, Class C and Class T shares were charged $2,325, $1,425, $1,165 and $2, respectively, pursuant to the Shareholder Services Plan, of which $615, $406 and $288 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $369 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member receives an annual fee of $30,000 and a fee of $4,000 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2000, amounted to $5,109,101 and $3,892,949, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At April 30, 2000, there were no open forward currency exchange contracts.

(b) At April 30, 2000, accumulated net unrealized appreciation on investments was $91,835 consisting of $590,065 gross unrealized appreciation and $498,230 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                        For More Information

                        Dreyfus Premier European Equity Fund

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited

                        71 Queen Victoria Street

                        London, EC4V 4DR

                        England

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   223SA004



Dreyfus Premier

Japan Fund


SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            12   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                                     Japan Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Japan Fund, covering the period from its December 15, 1999 inception through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Miki Sugimoto.

When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, many global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued through the final two months of 1999 and into the first quarter of 2000, before peaking in early March. In April, many markets around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building.

We   appreciate   your   confidence  and  we  look  forward  to  your  continued
participation in Dreyfus Premier Japan Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Miki Sugimoto, Portfolio Manager

How did Dreyfus Premier Japan Fund perform during the period?

Since its inception on December 15, 1999 through the end of the reporting period on April 30, 2000, Dreyfus Premier Japan Fund produced a total return of 16.24% for Class A shares, 15.92% for Class B shares, 15.92% for Class C shares, 16.32% for Class R shares, and 16.16% for Class T shares.(1)

We attribute the fund' s positive performance primarily to Japan's ongoing economic recovery and to the generally improving health of other Asian economies that provide markets for Japanese goods. The fund also benefited from our theme-based investment approach, which led us to focus the fund's assets across several industry sectors that performed better than average.

What is the fund's investment approach?

The fund invests primarily in stocks of Japanese companies with a wide range of market capitalizations, including small-, mid- and large-cap companies. We generally invest 60% or more of the fund's assets in Japanese companies with market caps of at least $1.5 billion at the time of investment.

Our investment selection process focuses on themes that we believe are likely to drive global economic growth, such as the impact of new technologies and the globalization of industries and brands. These themes help us identify industries and market sectors that we believe offer above-average opportunities for long-term growth.

Within selected markets and industries, we seek attractively priced companies that appear to have substantial competitive advantages over their peers. We use fundamental analysis in making individual purchasing decisions, and we generally hold a security until the company's prospects decline, its stock becomes fully valued by the market, or the theme underlying our investment changes. Since many of the fund's

                                                                    The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

securities are denominated in yen, we may occasionally engage in currency hedging to protect against depreciation versus the U.S. dollar.

What other factors influenced the fund's performance?

The fund benefited from continuing slow improvement of the Japanese economy in the wake of the 1998 recession. Recovery trends established early in 1999 held steady throughout the reporting period. Many Japanese companies benefited from a healthier regional economy and internal restructurings undertaken in response to the challenges of recession.

The fund took advantage of these trends by focusing on restructuring as a key theme during the period. We looked for undervalued industries in which we believed organizational changes were likely to produce heightened productivity and sharpened competitiveness. Among the most promising opportunities we identified was the Japanese brokerage industry. At the fund's inception in December 1999, prices for most Japanese brokerage firms stood at very low levels due to concerns regarding competition from the Internet and the impact of commission price deregulation. We invested in several brokerage firms, such as Ichiyoshi Securities, that had reduced their operating costs during the recession and showed strong prospects for future growth, yet were selling at single digit price-to-earnings multiples. Many of these investments performed well for the fund after brokerage firms generally delivered strong earnings in early 2000.

This restructuring theme helped us identify attractive investment opportunities in other industries as well. Several of the fund's holdings in the industrial sector, such as YASKAWA Electric, produced rising earnings and stock prices after trimming underperforming divisions and emphasizing more profitable ones. Other industries that supported the fund's positive performance included media companies and technology, where we maintained our value conscious investment approach. By avoiding the most highly valued technology stocks, we limited the fund' s losses during the technology correction that occurred in March and April 2000.


What is the fund's current strategy?

Stock market volatility reached extremely high levels by the end of the reporting period. We have taken steps to reduce the fund's volatility on several fronts. For example, we have increased the fund' s cash position from approximately 5% in mid-March 2000 to approximately 10% as of the end of the reporting period, since cash tends to cushion the impact of stock price fluctuations. We have also intensified our efforts to diversify the fund's holdings across capitalization levels and industry sectors. In several instances, we have found particularly attractive investment opportunities among the stocks of small- to mid-sized companies, which have generally fallen more sharply than large company stocks. We have also started turning our attention toward undervalued industries, such as pharmaceuticals, that we believe offer strong prospects for stable, long-term growth.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)




COMMON STOCKS--90.1%                                         Shares         Value ($)
----------------------------------------------------------------------------------------
BASIC MATERIALS--7.3%

Kao                                                           2,000          60,791

Sumitomo Electric Industries                                  6,000          79,767

TOSOH                                                         8,000          42,203

                                                                            182,761

CAPITAL GOODS--7.4%

DISCO                                                           250          39,496

S.E.S.                                                        3,000          44,623

SHINKAWA                                                      2,400         101,995

                                                                            186,114

COMMUNICATIONS--4.3%

NIPPON TELEGRAPH AND TELEPHONE                                    6          74,279

NTT DoCoMo                                                        1          33,352

                                                                            107,631

CONSUMER CYCLICAL--14.9%

ADERANS                                                       2,200          95,732

ASAHI RUBBER                                                  5,000          55,432

C TWO-NETWORK                                                   500          83,149

KIRIN BREWERY                                                 4,000          51,995

NISSAN MOTOR                                                 19,000  (a)     86,188

                                                                            372,496

ELECTRIC MACHINERY--22.8%

CASIO COMPUTER                                                6,000          65,965

FUNAI ELECTRIC                                                  300         166,297

IBIDEN                                                        6,000          93,126

NIKON                                                         2,000          70,214

Sharp                                                         4,000          77,051

YASKAWA Electric                                              7,000  (a)     99,529

                                                                            572,182

ELECTRONIC TECHNOLOGY--8.6%

ALPINE ELECTRONICS                                            4,000          60,865

FUJITSU                                                       3,000          84,812

SONY                                                            600          69,041

                                                                            214,718

FINANCIAL--8.6%

ACOM                                                            700          67,323

Daiwa Securities Group                                        3,000          45,732

Ichiyoshi Securities                                          7,000          66,482

Shinko Securities                                             8,000          34,959

                                                                            214,496



COMMON STOCKS (CONTINUED)                                     Shares        Value ($)
----------------------------------------------------------------------------------------

PHARMACETICAL--1.9%

KYORIN Pharmaceutical                                         1,000          48,965

PROPERTY/CONSTRUCTION--3.6%

Mitsubishi Estate                                             8,000          89,800

SERVICES--10.7%

Aoi Advertising Promotion                                     5,300          83,241

Fuji Television Network                                           1          16,630

H.I.S.                                                        1,500          90,077

MEITEC                                                        2,500          78,298

                                                                            268,246
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $2,196,394)                             90.1%      2,257,409

CASH AND RECEIVABLES (NET)                                      9.9%        246,666

NET ASSETS                                                    100.0%      2,504,075

A   NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost            Value
------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,196,394           2,257,409

Cash                                                                           254,175

Receivable for investment securities sold                                       12,009

Dividends receivable                                                             6,460

Prepaid expenses                                                                14,999

Due from The Dreyfus Corporation                                                15,695

                                                                             2,560,747
------------------------------------------------------------------------------------------

LIABILITIES ($):

Net unrealized (depreciation) on forward

  currency exchange contracts--Note 3(a)                                        10,871

Accrued expenses and other liabilities                                          45,801

                                                                                56,672
--------------------------------------------------------------------------------

NET ASSETS ($)                                                               2,504,075
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                              2,174,847

Accumulated investment (loss)                                                  (12,264)

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                                292,286

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                              49,206
--------------------------------------------------------------------------------

NET ASSETS ($)                                                               2,504,075



NET ASSET VALUE PER SHARE

                                        Class A            Class B          Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          589,831            468,691           469,171              511,499              464,883

Shares Outstanding                       40,568             32,324            32,357               35,143               32,000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          14.54              14.50             14.50                14.55                14.53

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

From December 15, 1999 (commencement of operations) to April 30, 2000
(Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $959 foreign taxes withheld at source)            5,438

Interest                                                                 4,195

TOTAL INCOME                                                             9,633

EXPENSES:

Investment advisory fee--Note 2(a)                                       8,618

Legal fees                                                              40,761

Registration fees                                                       15,574

Auditing fees                                                           13,092

Custodian fees                                                           3,005

Distribution fees--Note 2(b)                                             2,930

Shareholder servicing costs--Note 2(c)                                   1,976

Prospectus and shareholders' reports                                     1,918

Directors' fees and expenses--Note 2(d)                                    139

Miscellaneous                                                            1,710

TOTAL EXPENSES                                                          89,723

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 2(a)                                        (67,826)

NET EXPENSES                                                            21,897

INVESTMENT (LOSS)                                                      (12,264)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           285,751

Net realized gain (loss) on forward currency exchange contracts          6,535

NET REALIZED GAIN (LOSS)                                               292,286

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                     49,206

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 341,492

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   329,228

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

From December 15, 1999 (commencement of operations) to April 30, 2000
(Unaudited)

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                      (12,264)

Net realized gain (loss) on investments                                292,286

Net unrealized appreciation (depreciation) on investments               49,206

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        329,228
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                                         520,511

Class B shares                                                         407,466

Class C shares                                                         417,710

Class R shares                                                         450,000

Class T shares                                                         400,000

Cost of shares redeemed:

Class A shares                                                          (4,479)

Class B shares                                                          (3,092)

Class C shares                                                         (13,269)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS    2,174,847

TOTAL INCREASE (DECREASE) IN NET ASSETS                              2,504,075
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                                                         --

END OF PERIOD                                                        2,504,075

SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                                             40,842

Shares redeemed                                                           (274)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           40,568
--------------------------------------------------------------------------------

CLASS B

Shares sold                                                             32,557

Shares redeemed                                                           (233)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           32,324
--------------------------------------------------------------------------------

CLASS C

Shares sold                                                             33,257

Shares redeemed                                                           (900)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           32,357
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                                             35,143
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                                             32,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the periodfrom December 15, 1999 (commencement of operations) to April 30, 2000. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

CLASS A SHARES
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment (loss)--net                                                 (.01)(a)

Net realized and unrealized gain (loss)
  on investments                                                       2.05

Total from Investment Operations                                       2.04

Net asset value, end of period                                        14.54
--------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                   16.24(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

  Ratio of expenses to average net assets                              .86(c)

Ratio of net investment (loss)
  to average net assets                                               (.43)(c)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                       3.03(c)

Portfolio Turnover Rate                                             170.73(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  590

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



CLASS B SHARES
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 12.50

Investment Operations:

Investment (loss)--net                                                (.02)(a)

Net realized and unrealized gain (loss)
  on investments                                                      2.02

Total from Investment Operations                                      2.00

Net asset value, end of period                                       14.50
--------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                  15.92 (c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               1.12 (c)

Ratio of net investment (loss)
  to average net assets                                               (.71) (c)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                       2.94 (c)

Portfolio Turnover Rate                                             170.73 (c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  469

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS C SHARES
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment (loss)--net                                                 (.02) (a)

Net realized and unrealized gain (loss)
  on investments                                                       2.02

Total from Investment Operations                                       2.00

Net asset value, end of period                                        14.50
--------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                   15.92 (c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               1.13 (c)

Ratio of net investment (loss)
  to average net assets                                               (.71) (c)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                       2.95 (c)

Portfolio Turnover Rate                                             170.73 (c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  469

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  EXCLUSIVE OF SALES LOAD.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


CLASS R SHARES
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 12.50

Investment Operations:

Investment (loss)--net                                                (.01)(a)

Net realized and unrealized gain (loss)
  on investments                                                      2.06

Total from Investment Operations                                      2.05

Net asset value, end of period                                       14.55
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     16.32 (b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                .75 (b)

Ratio of net investment (loss)
  to average net assets                                               (.33) (b)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                       2.97 (b)

Portfolio Turnover Rate                                             170.73 (b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  511

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS T SHARES
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 12.50

Investment Operations:

Investment (loss)--net                                                (.01) (a)

Net realized and unrealized gain (loss)
  on investments                                                      2.04

Total from Investment Operations                                      2.03

Net asset value, end of period                                       14.53
--------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                  16.16 (c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .93 (c)

Ratio of net investment (loss)
  to average net assets                                              (.52) (c)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                      2.94 (c)

Portfolio Turnover Rate                                            170.73 (c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 465

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Japan Fund (the "fund") is a separate diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund, which commenced operations on December 15, 1999. The fund' s investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund's sub-investment adviser. Newton is an affiliate of Mellon Bank, N.A.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC), a wholly-owned subsidiary of Dreyfus, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, (Class B shares automatically convert to Class A shares after six years) , Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:


           Class A              32,000             Class C             32,000

           Class B              32,000             Class R             32,000

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of
assets    and

liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $4,195 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from
December    15,    1999    through    October    31,

                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

2000 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $67,826 during the period ended April 30, 2000.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .30 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C and .25 of 1% of the value of the average daily net assets of Class T. During the period ended April 30, 2000, Class B, Class C and Class T shares were charged $1,252, $1,262 and $416, respectively, pursuant to the Plan, of which $397, $403 and $131 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service

Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B, Class C and Class T shares were charged $478, $418, $421, and $416, respectively, pursuant to the Shareholder Services Plan, of which $161, $132, $134 and $131 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member receives an annual fee of $30,000 and a fee of $4,000 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 3--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2000, amounted to $5,765,031 and $3,849,283, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency

                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

The following summarizes open forward currency exchange contracts at April 30, 2000:


                                                            Foreign                                              Unrealized
                                                           Currency                                             Appreciation
Forward Currency Exchange Contracts                         Amounts           Cost ($)         Value ($)     (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES:

Japanese Yen, expiring 6/15/00                            59,515,000           578,940          554,164           (24,776)

SALES:                                                                      PROCEEDS ($)

Japanese Yen, expiring 6/15/00                            177,996,000         1,671,284        1,657,379           13,905

TOTAL                                                                                                             (10,871)



(B) At April 30, 2000, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $50,144, consisting of $162,895 gross unrealized appreciation and $112,751 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                        For More Information

                        Dreyfus Premier Japan Fund

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited

                        71 Queen Victoria Street

                        London, EC4V 4DR

                        England

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   296SA004



Dreyfus Premier

Global Allocation

Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             7   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            22   Financial Highlights

                            27   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier Global Allocation Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Global Allocation Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Lex C. Huberts.

When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, most global stock markets had already rebounded from 1998's currency and credit crises in emerging market countries. The global stock market rally continued into the first quarter of 2000, before peaking in early March. In April, many markets around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures may be building.

In the global bond markets, robust economic growth caused many nations' central banks, including the Federal Reserve Board in the U.S., to raise interest rates in an attempt to forestall inflationary pressures. These moves caused most bond prices to fall. One notable exception, however, was U.S. Treasury securities, which rallied because of reduced supply amid robust demand from investors worldwide.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Global Allocation Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Lex C. Huberts, Portfolio Manager

How did Dreyfus Premier Global Allocation Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund produced a total return of 3.93% for Class A shares, 3.57% for Class B and Class C shares and 4.03% for Class R shares.(1) This compares with a 3.50% return for the fund's global balanced benchmark, which consists of 60% Morgan Stanley Capital International World Index, 30% Salomon Smith Barney World Government Bond Index and 10% cash
(as   measured   by  the  Salomon  Smith  Barney  Three  Month  CD  Index) .(2)

From its March 1, 2000 inception through April 30, 2000, the fund's Class T shares produced a total return of 1.05%.(1)

The fund slightly outperformed its global balanced benchmark during the reporting period. Our asset-allocation strategy, which de-emphasized stock investment, restrained performance when stock markets rallied earlier in the period. However, in the last two months of the reporting period when stock markets began to decline, performance benefited relative to funds that emphasize stocks. Additionally, during a period of dollar strength, our currency strategy generally benefited fund performance.

What is the fund's investment approach?

The fund seeks to take advantage of discrepancies in price that, from time to time, occur in global financial markets. From a starting allocation of 60% exposure to stocks, we analyze the relative value of stocks versus bonds versus cash from the perspective of a local investor in each of the markets we follow. If we believe, based on the fundamental economic outlook, that stocks are inexpensive relative to bonds, we increase our stock allocation to over 60%. Over time, the relationship in price should return to its appropriate level, and stock prices will rise. Naturally, the converse is also true. If we believe stocks are over

                                                                     The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

priced relative to bonds, we reduce our exposure to a level under the benchmark

Our country allocations are made on a country-by-country basis, again against a measure of each country' s relative value: whether or not stocks, given the outlook for profits, are expensive or cheap in comparison to stocks in other markets. In each country' s market, we purchase individual stocks as well as instruments that represent the performance of the market as a whole.

As of April 30, 2000, the fund's market exposure by country, taking into account physical securities holdings and derivatives, was as follows:

   Market Exposure by Country (as of April 30, 2000)

   United States 35.9%

   Japan 27.7%

   Germany 14.4%

   United Kingdom 8.2%

   Other 5.0%

   Netherlands 4.1%

   Switerzerland 2.4%

   France 1.3%

   Italy 1.0%



Our currency-hedging strategy seeks to add value by taking advantage of differences in REAL interest rates -- that is, interest rates that are adjusted for inflation. Discrepancies in real interest rates occur when a country's central bank manipulates monetary policy for domestic economic purposes, such as combating unemployment or attempting to offset inflation. The effects of these policies tend to spill over into international markets, creating opportunities for global investors. Additionally, demand for a currency with high real interest rates is generally strong and the value of such a currency will rise over time. We seek to emphasize currencies with high real interest rates and to de-emphasize those currencies with low real interest rates.

What other factors influenced the fund's performance?

Equity markets around the world generally performed well in the last two months of 1999, due to strong economic growth and increasing business confidence. The fund was hurt in particular due to our underweighted position in U.S. equities during this rally. Then, in early 2000, equity markets declined as investors grew concerned about rising interest rates. As a result, the fund benefited from our underweighted position relative to the benchmark in U.S. equities.

On the other hand, our currency positioning aided fund performance. Believing that rising U.S. interest rates would strengthen the dollar, we hedged much of our foreign currency exposure. That hedging protected fund return as foreign currencies, the euro in particular, lost value in dollar terms.

What is the fund's current strategy?

We adjusted our portfolio several times to take advantage of opportunities when relative value shifted between stocks and bonds. As stock prices rose through the end of 1999, we reduced the fund's stock allocation. Then, when equity markets faltered in mid-March and the relative value of stock investments improved, we increased our exposure to near our neutral benchmark.

In our view, U.S. stocks remain greatly overvalued. Accordingly, we are maintaining an exposure significantly under our benchmark. We also believe that European stocks have become overvalued and have reduced our investments there as well. On the other hand, we are currently emphasizing investments in Japan, where we believe stock values have not kept pace with the country's recovery, reform and earnings growth.

May 15, 2000

                                                             The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX (UNHEDGED) IS AN UNMANAGED, FIXED-INCOME INDEX AND A MARKET CAPITALIZATION BENCHMARK THAT TRACKS THE PERFORMANCE AND COVERS DEBT ISSUES OF 14 GOVERNMENT BOND MARKETS. THE SALOMON SMITH BARNEY THREE MONTH CD INDEX IS A ROTATING SAMPLE COLLECTED BY THE NEW YORK FEDERAL RESERVE BANK OF FIVE BANKS AND DEALERS SURVEYED DAILY ON SECONDARY MARKET DEALER OFFER RATES FOR JUMBO CERTIFICATES OF DEPOSIT.


STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)



COMMON STOCKS--24.1%                                                                               Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AUSTRIA--.1%

Bank Austria                                                                                        100                    4,447

OMV                                                                                                 100                    8,234

                                                                                                                          12,681

BELGIUM--.3%

Barco                                                                                               100                   10,936

Electrabel                                                                                           50                   12,116

Fortis (B)                                                                                          400                   10,123

Groupe Bruxelles Lambert                                                                             50                   12,165

KBC Bancassurance                                                                                   200                    7,363

Solvay                                                                                              100                    6,780

Tractebel                                                                                           100                   12,667

                                                                                                                          72,150

DENMARK--.2%

A/S Dampskibsselskabet Svendborg, Cl. B                                                               1                   13,873

D/S 1912, Cl. B                                                                                       1                   10,084

Den Danske Bank                                                                                      50                    4,981

Tele Danmark                                                                                        200                   14,667

Unidanmark, Cl. A                                                                                   100                    8,005

                                                                                                                          51,610

FINLAND--1.0%

Nokia                                                                                             3,800                  218,511

UPM-Kymmene                                                                                         300                    7,792

                                                                                                                         226,303

HONG KONG--.6%

CLP                                                                                               2,000                    8,961

Cable & Wireless HKT                                                                             10,000                   23,558

Cheung Kong                                                                                       2,000                   23,879

Hang Seng Bank                                                                                    1,400                   12,896

Hutchison Whampoa                                                                                 3,000                   43,714

New World Development                                                                             3,000                    4,045

Sun Hung Kai Properties                                                                           2,021                   16,022

Swire Pacific, Cl. A                                                                              2,000                   11,298

                                                                                                                         144,373

IRELAND--.1%

Allied Irish Banks                                                                                  700                    7,004

CRH                                                                                                 400                    6,416

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IRELAND (CONTINUED)

Jefferson Smurfit                                                                                 1,700                    3,718

                                                                                                                          17,138

ITALY--1.0%

Assicurazioni Generali                                                                              800                   22,753

Banca Intesa                                                                                      1,300                    4,850

ENI                                                                                               6,400                   31,775

Enel                                                                                              1,000                    4,261

Fiat                                                                                                300                    7,376

Mediaset                                                                                          1,000                   16,540

Mediobanca                                                                                          600                    4,993

Pirelli                                                                                           1,700                    4,116

Riunione Adriatica di Sicurta                                                                       500                    5,086

San Paolo - IMI                                                                                   1,222                   17,194

Telecom Italia                                                                                    3,000                   42,069

Telecom Italia (RNC)                                                                              1,000                    6,274

Telecom Italia Mobile                                                                             5,300                   50,738

Telecom Italia Mobile (RNC)                                                                       2,000                    7,790

UniCredito Italiano                                                                               2,500                   10,268

                                                                                                                         236,083

JAPAN--15.3%

ACOM                                                                                                200                   19,264

ADVANTEST                                                                                           200                   45,728

ALPS ELECTRIC                                                                                     1,000                   12,722

ASAHI BREWERIES                                                                                   1,000                   10,178

ASAHI CHEMICAL INDUSTRY                                                                           2,000                   11,511

AOYAMA TRADING                                                                                      200                    2,611

Ajinomoto                                                                                         1,000                   11,427

Asahi Bank                                                                                        4,000                   19,246

Asahi Glass                                                                                       2,000                   17,543

BANK OF FUKUOKA                                                                                   1,000                    6,597

BRIDGESTONE                                                                                       1,000                   21,698

Bank of Tokyo-Mitsubishi                                                                          7,000                   90,289

Bank of Yokohama                                                                                  2,000                    7,661

Benesse                                                                                             100                    8,725

Benesse (Bonus)                                                                                     100                    8,725

CANON                                                                                             1,000                   45,709

CHUGAI PHARMACEUTICAL                                                                             1,000                   19,246


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Central Japan Railway                                                                                 4                   21,467

Citizen Watch                                                                                     1,000                    7,495

DAI NIPPON PRINTING                                                                               1,000                   16,960

DAIKIN INDUSTRIES                                                                                 1,000                   19,015

DAINIPPON INK AND CHEMICALS                                                                       2,000                    8,217

DENSO                                                                                             1,000                   24,475

Daiwa Bank                                                                                        2,000                    5,404

Daiwa House Industry                                                                              1,000                    6,662

Daiwa Securities                                                                                  3,000                   45,802

EBARA                                                                                             1,000                   11,557

East Japan Railway                                                                                    5                   29,609

FANUC                                                                                               600                   62,845

FUJITSU                                                                                           3,000                   84,941

Fuji Bank                                                                                         5,000                   41,638

Fuji Photo Film                                                                                   1,000                   40,065

Furukawa Electric                                                                                 2,000                   27,740

Gunma Bank                                                                                        1,000                    5,015

HONDA MOTOR                                                                                       1,000                   44,691

Hitachi                                                                                           4,000                   47,745

ITOCHU                                                                                            1,000  (a)               4,654

Industrial Bank of Japan                                                                          4,000                   32,940

Isetan                                                                                            1,000                    9,253

JAPAN AIRLINES                                                                                    2,000                    6,218

JAPAN TOBACCO                                                                                         3                   22,068

JUSCO                                                                                             1,000                   18,506

Joyo Bank                                                                                         2,000                    7,143

KINDEN                                                                                            1,000                    6,172

KIRIN BREWERY                                                                                     2,000                   26,037

KOKUYO                                                                                            1,000                   14,203

KOMATSU                                                                                           2,000                    9,623

KONAMI                                                                                              200                   12,214

KONAMI (Bonus)                                                                                      200                   11,677

KUBOTA                                                                                            3,000                    9,771

KYOCERA                                                                                             400                   66,879

Kansai Electric Power                                                                             1,300                   20,449

Kao                                                                                               1,000                   30,442

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Kawasaki Heavy Industries                                                                         3,000  (a)               3,359

Kawasaki Steel                                                                                    3,000                    4,663

Kinki Nippon Railway                                                                              2,000                    7,550

Kuraray                                                                                           1,000                    8,217

MARUI                                                                                             1,000                   18,783

MINEBEA                                                                                           1,000                   12,214

MITSUI & CO.                                                                                      2,000                   14,823

MYCAL                                                                                             1,000                    3,053

Matsushita Electric Industrial                                                                    3,000                   79,389

Mitsubishi                                                                                        2,000                   17,395

Mitsubishi Chemical                                                                               2,000                    8,013

Mitsubishi Electric                                                                               4,000                   34,161

Mitsubishi Estate                                                                                 2,000                   22,484

Mitsubishi Heavy Industries                                                                       6,000                   18,654

Mitsubishi Rayon                                                                                  2,000                    5,237

Mitsubishi Trust & Banking                                                                        2,000                   16,785

Mitsui Fudosan                                                                                    1,000                   10,160

Mitsui Marine & Fire Insurance                                                                    1,000                    4,395

NEC                                                                                               2,000                   54,407

NIDEC                                                                                               100                    6,940

NIDEC (Bonus)                                                                                       100                    6,940

NIKON                                                                                             1,000                   35,161

NIPPON MITSUBISHI OIL                                                                             2,000                    6,921

NIPPON TELEGRAPH AND TELEPHONE                                                                       18                  223,178

NIPPON STEEL                                                                                     12,000                   26,981

NISSAN MOTOR                                                                                      5,000  (a)              22,716

NGK INSULATORS                                                                                    1,000                    9,207

NGK SPARK PLUG                                                                                    1,000                   10,585

NSK                                                                                               1,000                    7,708

Nichiei                                                                                             100                    1,980

Nintendo                                                                                            200                   33,310

Nippon Express                                                                                    1,000                    6,310

Nippon Paper Industries                                                                           2,000                   12,658

Nippon Yusen Kabushiki Kaisha                                                                     2,000                    7,957

Nomura Securities                                                                                 3,000                   75,503

OBAYASHI                                                                                          2,000                    6,958

OJI PAPER                                                                                         2,000                   12,547


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

OLYMPUS OPTICAL                                                                                   1,000                   16,396

OMRON                                                                                             1,000                   27,203

ORIENTAL LAND                                                                                       100                   10,613

ORIX                                                                                                120                   17,121

OSAKA GAS                                                                                         3,000                    8,189

Promise                                                                                             200                   16,192

ROHM                                                                                                200                   66,991

SANKYO                                                                                            1,000                   22,022

SANYO ELECTRIC                                                                                    4,000                   26,685

SHIMAMURA                                                                                           100                   14,555

SHIMANO                                                                                           1,000                   18,598

SHIMIZU                                                                                           2,000                    5,404

SHIZUOKA BANK                                                                                     1,000                    9,253

SMC                                                                                                 100                   19,894

SOFTBANK                                                                                            100                   24,613

SOFTBANK  (Bonus)                                                                                   200                   49,410

SUMITOMO                                                                                          2,000                   22,392

SUMITOMO CHEMICAL                                                                                 3,000                   14,934

SONY                                                                                                700                   80,379

SONY (Bonus)                                                                                        700                   80,962

Sakura Bank                                                                                       6,000                   42,082

Sekisui Chemical                                                                                  1,000                    3,664

Sekisui House                                                                                     1,000                    9,160

77 Bank                                                                                           1,000                    7,180

Sharp                                                                                             2,000                   38,584

Shin-Etsu Chemical                                                                                1,000                   52,834

Shionogi & Co.                                                                                    1,000                   15,452

Sumitomo Bank                                                                                     4,000                   50,002

Sumitomo Electric Industries                                                                      1,000                   13,315

Sumitomo Marine and Fire Insurance                                                                1,000                    5,274

Sumitomo Metal Industries                                                                         6,000  (a)               3,886

TAISHO PHARMACEUTICAL                                                                             1,000                   33,495

TAKEFUJI                                                                                            200                   21,152

TEIJIN                                                                                            2,000                    8,938

TERUMO                                                                                            1,000                   30,257

TOKYO BROADCASTING SYSTEM                                                                         1,000                   43,488

TOKYO GAS                                                                                         5,000                   11,011

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

TOKYU                                                                                             2,000                    7,846

TOPPAN PRINTING                                                                                   1,000                   10,456

TORAY INDUSTRIES                                                                                  2,000                    7,254

TOSHIBA                                                                                           3,000                   29,091

TOTO                                                                                              1,000                    6,135

TUBU RAILWAY                                                                                      2,000                    5,293

Takashimaya                                                                                       1,000                    7,819

Takeda Chemical Industries                                                                        1,000                   65,788

Tohoku Electric Power                                                                             1,000                   11,788

Tokai Bank                                                                                        3,000                   15,600

Tokio Marine & Fire Insurance                                                                     2,000                   19,505

Tokyo Electric Power                                                                              1,600                   37,752

Toyota Motor                                                                                      5,000                  248,439

YAMATO TRANSPORT                                                                                  1,000                   24,982

                                                                                                                       3,515,102

NETHERLANDS--1.0%

ABN AMRO                                                                                            740                   15,274

ASM Lithography                                                                                     165  (a)               6,466

Aegon                                                                                               150                   10,806

Akzo Nobel                                                                                          160                    6,566

Elsevier                                                                                            350                    3,413

Getronics                                                                                            50                    2,989

Heineken                                                                                            180                   10,006

ING Groep                                                                                           502                   27,457

KPN                                                                                                 217                   21,921

Koninklijke Ahold                                                                                   311                    7,270

Koninklijke (Royal) Philips Electronics                                                             616                   27,546

Royal Dutch Petroleum                                                                               985                   56,910

TNT Post                                                                                            240                    5,249

Unilever                                                                                            321                   14,614

Wolters Kluwer                                                                                      160                    3,785

                                                                                                                         220,272

NEW ZEALAND--.0%

Telecom Corporation of New Zealand                                                                2,000                    8,460

NORWAY--.0%

Den Norske Bank                                                                                   1,100                    3,860


COMMON STOCKS (CONTINUED)                                                                         Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NORWAY (CONTINUED)

Norsk Hydro                                                                                         200                    7,321

                                                                                                                          11,181

PORTUGAL--.1%

BPI-SGPS                                                                                          1,330                    4,339

Banco Comercial Portugues                                                                         1,500                    7,053

Banco Espirito Santo                                                                                200                    4,648

Electricidade de Portugal                                                                           300                    5,331

Portugal Telecom                                                                                  1,100                   12,300

                                                                                                                          33,671

SINGAPORE--.3%

DBS                                                                                               1,163                   16,006

Oversea-Chinese Banking                                                                           2,100                   14,389

Singapore Airlines                                                                                1,000                   10,366

Singapore Press                                                                                     900                   17,605

Singapore Telecommunications                                                                      5,000                    7,204

                                                                                                                          65,570

SPAIN--.8%

Altadis                                                                                             300                    3,535

Autopistas, Concesionaria Espanola                                                                  525                    4,641

Banco Bilbao Vizcaya Argentaria                                                                   2,166                   29,608

Banco Santander Central Hispano                                                                   2,820                   29,476

Endesa                                                                                              800                   17,395

Fomento de Construcciones y Contratas                                                               400                    8,220

Gas Natural SDG, Cl. E                                                                              300                    5,025

Iberdrola                                                                                           700                    9,001

Repsol - YPF                                                                                        600                   12,303

Sociedad General de Aguas de Barcelona                                                              600                    8,814

Telefonica                                                                                        2,296  (a)              51,220

                                                                                                                         179,238

SWEDEN--.9%

Drott, Cl. B                                                                                        200                    1,787

Electrolux, Cl. B                                                                                   300                    5,077

ForeningsSparbanken                                                                                 450                    6,635

Hennes & Mauritz, Cl. B                                                                             600                   15,950

NetCom, Cl. B                                                                                       100  (a)               7,115

Sandvik, Cl. A                                                                                      300                    7,238

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SWEDEN (CONTINUED)

Securitas, Cl. B                                                                                    400                   10,365

Skandia Forsakrings                                                                                 400                   19,167

Skandinaviska Enskilda Banken, Cl. A                                                                500                    5,473

Skanska, Cl. B                                                                                      200                    7,305

Svenska Cellulosa, Cl. B                                                                            300                    5,696

Svenska Handelsbanken, Cl. A                                                                        600                    7,941

Telefonaktiebolaget LM Ericsson, Cl. B                                                            1,200                  106,824

Volvo, Cl. A                                                                                        300                    7,020

Volvo, Cl. B                                                                                        200                    4,859

                                                                                                                         218,452

SWITZERLAND--2.4%

ABB                                                                                                 330                   37,271

Adecco                                                                                               25                   20,561

Alusuisse Lonza                                                                                      10                    6,347

Credit Suisse                                                                                       301                   54,548

Holderbank Financiere Glarus                                                                         10                    3,230

Holderbank Financiere Glarus, Cl. B                                                                   4                    4,534

Nestle                                                                                               41                   72,414

Novartis                                                                                             76                  106,589

Roche (Bearer)                                                                                        2                   24,179

Roche (Genusss)                                                                                       8                   83,865

Sulzer                                                                                               10                    6,417

Swiss Re                                                                                             16                   25,765

Swisscom                                                                                             80                   28,338

UBS                                                                                                 233                   57,246

Zurich Allied                                                                                        59                   25,136

                                                                                                                         556,440

TOTAL COMMON STOCKS

   (cost $4,258,556)                                                                                                   5,568,724
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

BONDS AND NOTES--20.8%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS--3.1%

Netherlands Government, Bonds:

   6%, 1/15/2006                                                                                170,000                  160,106

   5.75%, 2/15/2007                                                                             176,445                  164,872

   5.25%, 7/15/2008                                                                              65,000                   58,723

   5.50%, 7/15/2010                                                                             175,000                  160,154

   7.50%, 1/15/2023                                                                             130,000                  146,612


                                                                                                  Principal

BONDS AND NOTES (CONTINUED)                                                                       Amount ($)             Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

   5.50%, 1/15/2028                                                                              30,000                   26,601

                                                                                                                         717,068

UNITED STATES--17.7%

U.S. Treasury, Notes,

   6.50%, 8/15/2005                                                                           2,005,000  (b)           2,001,191

U.S. Treasury, Bonds,

   8%, 11/15/2021                                                                             1,715,000                2,065,237

                                                                                                                       4,066,428

TOTAL BONDS AND NOTES

   (cost $4,937,261)                                                                                                   4,783,496
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--53.5%
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

A.I. Credit, 5.99%,  5/18/2000                                                                  800,000                  797,737

American Honda Finance, 5.91%, 6/2/2000                                                         400,000                  397,899

Associates Corporation of North America,
   6.02%, 5/1/2000                                                                            1,174,000                1,174,000

Citicorp, 6.03%, 5/4/2000                                                                       800,000                  799,598

Daimlerchrysler, 5.86%, 5/8/2000                                                                800,000                  799,088

E. I. du Pont de Nemours, 6.02%, 5/4/2000                                                       800,000                  799,599

Ford Motor Credit, 6.03%, 6/9/2000                                                              800,000                  794,774

General Electric Credit, 6.03%, 5/4/2000                                                        800,000                  799,598

General Electric Credit, 5.92%, 6/6/2000                                                        800,000                  795,264

General Mills, 5.98%, 5/12/2000                                                                 800,000                  798,538

General Motors, 5.78%, 5/12/2000                                                              1,600,000                1,597,174

International Leasing, 5.88%, 5/25/2000                                                         771,000                  767,978

Toyota Motor Credit, 5.84%, 5/15/2000                                                           400,000                  399,091

Transamerica, 5.92%, 6/13/2000                                                                  800,000                  794,343

USAA Capitol, 5.88%, 5/24/2000                                                                  800,000                  796,995

TOTAL SHORT-TERM INVESTMENTS
   (cost $12,311,676)                                                                                                 12,311,676
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $21,507,493)                                                               98.4%              22,663,896

CASH AND RECEIVABLES (NET)                                                                          1.6%                 356,558

NET ASSETS                                                                                        100.0%              23,020,454

(A)  NON-INCOME PRODUCING.

(B)  PARTIALLY  HELD BY THE CUSTODIAN IN A SEGREGATED  ACCOUNT AS COLLATERAL FOR
     OPEN FINANCAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

April 30, 2000 (Unaudited)



                                                                                                                  Unrealized
                                                                    Market Value                                 Appreciation
                                                                     Covered by                                 (Depreciation)
                                                 Contracts          Contracts ($)              Expiration       at 4/30/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG:

Australian 10 Year Bond                             1                  82,213                  June 2000             1,898

CAC 40                                              5                 292,498                  June 2000             1,644

Euro Bund                                          29               2,775,548                  June 2000            49,547

Financial Times Stock Exchange 100                 10                 990,079                  June 2000           (30,475)

German Stock                                        3                 506,747                  June 2000           (19,547)

Japanese 10 Year Government Bond                    1                 122,452                  June 2000             1,277

Long Gilt                                           5                 889,560                  June 2000            17,933

Nikkei                                              8                 235,999                  June 2000            11,770

S&P 500                                             9               3,267,968                  June 2000           142,000

Tokyo Price                                        16               2,441,075                  June 2000            42,840

U.S. 10 Year Note                                   2                 193,906                  June 2000            (2,219)

U.S. Long Bond                                      7                 675,940                  June 2000             7,934

                                                                                                                   224,602

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)



                                                             Cost                   Value
---------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments  21,507,493             22,663,896

Cash                                                                                27,545

Cash denominated in foreign currencies                       27,976                 26,230

Receivable for investment securities sold                                          216,062

Dividends and interest receivable                                                  118,727

Receivable for futures variation margin--Note 4(a)                                  52,865

Prepaid expenses                                                                    23,910

                                                                                23,129,235
----------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                       25,368

Net unrealized (depreciation) on forward
   currency exchange contracts--Note 4(a)                                           61,162

Accrued expenses                                                                    22,251

                                                                                   108,781
----------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                  23,020,454
----------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                 21,351,300

Accumulated undistributed investment income--net                                   672,341

Accumulated net realized gain (loss) on investments and
   foreign currency transactions                                                  (355,676)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions (including
   $224,602 net unrealized appreciation on financial futures)                    1,352,489
-----------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                  23,020,454



NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R          Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        8,131,957             7,991,516           2,279,489             4,616,482         1,010.40

Shares Outstanding                      599,519               593,197             169,208               339,586           74.683
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          13.56                 13.47               13.47                 13.59            13.53

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               500,822

Cash dividends (net of $4,183 foreign taxes withheld at source)         24,135

TOTAL INCOME                                                           524,957

EXPENSES:

Management fee--Note 3(a)                                              113,435

Distribution fees--Note 3(b)                                            37,993

Shareholder servicing costs--Note 3(c)                                  22,915

Registration fees                                                       15,058

Auditing fees                                                           13,716

Prospectus and shareholders' reports                                     9,368

Custodian fees                                                           7,558

Legal fees                                                               5,112

Directors' fees and expenses--Note 3(d)                                  2,104

Miscellaneous                                                           15,981

TOTAL EXPENSES                                                         243,240

Less--reduction in management fee due to
  undertaking--Note 3(a)                                               (22,612)

NET EXPENSES                                                           220,628

INVESTMENT INCOME--NET                                                 304,329
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                            44,193

Net realized gain (loss) on forward currency exchange contracts       (231,426)

Net realized gain (loss) on financial futures                          415,482

NET REALIZED GAIN (LOSS)                                               228,249

Net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $145,473 net unrealized
  appreciation on financial futures)                                   306,441

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 534,690

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   839,019

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000           Year Ended
                                           (Unaudited)(a)     October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            304,329              397,880

Net realized gain (loss) on investments           228,249            1,500,345

Net unrealized appreciation (depreciation)
   on investments                                 306,441              831,343

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      839,019            2,729,568
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (75,939)                --

Class B shares                                    (19,697)                --

Class C shares                                     (5,600)                --

Class R shares                                    (54,412)                --

Net realized gain on investments:

Class A shares                                   (361,133)                --

Class B shares                                   (361,294)                --

Class C shares                                   (102,720)                --

Class R shares                                   (205,487)                --

TOTAL DIVIDENDS                                (1,186,282)                --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                     86,759               32,966

Class B shares                                     46,983               36,816

Class C shares                                     13,929                  --

Class R shares                                         --                1,000

Class T shares                                      1,000                  --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        April 30, 2000(a)  Year Ended
                                              (Unaudited)     October 31, 1999
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                    437,072                   --

Class B shares                                    379,618                   --

Class C shares                                    108,320                   --

Class R shares                                    259,900                   --

Cost of shares redeemed:

Class A shares                                    (30,111)              (1,078)

Class B shares                                    (23,161)                 (13)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   1,280,309               69,691

TOTAL INCREASE (DECREASE) IN NET ASSETS           933,046            2,799,259
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            22,087,408           19,288,149

END OF PERIOD                                  23,020,454           22,087,408

Undistributed investment income--net              672,341              523,660

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                           April 30, 2000         Year Ended
                                           (Unaudited)(a)     October 31, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                         6,387           2,488

Shares issued for dividends reinvested             32,862             --

Shares redeemed                                    (2,242)            (81)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      37,007           2,407
--------------------------------------------------------------------------------

CLASS B

Shares sold                                         3,487           2,764

Shares issued for dividends reinvested             28,650             --

Shares redeemed                                    (1,703)             (1)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      30,434           2,763
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         1,033              --

Shares issued for dividends reinvested              8,175              --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       9,208              --
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --              74

Shares issued for dividends reinvested             19,512              --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      19,512              74
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            75              --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                               Six Months Ended

                                                                                April 30, 2000         Year Ended October 31
                                                                                                        ---------------------

CLASS A SHARES                                                                    (Unaudited)          1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                 13.81             12.07            12.50

Investment Operations:

Investment income--net                                                                 .20(b)            .29(b)           .09

Net realized and unrealized gain (loss)
   on investments                                                                      .33              1.45             (.52)

Total from Investment Operations                                                       .53              1.74             (.43)

Distributions:

Dividends from investment income--net                                                 (.14)              --                --

Dividends from net realized gain on investments                                       (.64)              --                --

Total Distributions                                                                   (.78)              --                --

Net asset value, end of period                                                       13.56             13.81            12.07
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                   3.93(d)         14.42             (3.44)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                .83(d)          1.85               .59(d)

Ratio of net investment income
   to average net assets                                                              1.48(d)          2.17               .75(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      .10(d)           .13               .11(d)

Portfolio Turnover Rate                                                               6.73(d)         40.60             12.26(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                8,132            7,769             6,758

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.





                                                                               Six Months Ended

                                                                                April 30, 2000         Year Ended October 31
                                                                                                        ---------------------

CLASS B SHARES                                                                    (Unaudited)          1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                 13.67             12.04            12.50

Investment Operations:

Investment income--net                                                                .15(b)             .19(b)           .06

Net realized and unrealized gain (loss)
   on investments                                                                     .33               1.44             (.52)

Total from Investment Operations                                                      .48               1.63             (.46)

Distributions:

Dividends from investment income--net                                                (.04)               --                --

Dividends from net realized gain on investments                                      (.64)               --                --

Total Distributions                                                                  (.68)               --                --

Net asset value, end of period                                                      13.47              13.67            12.04
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  3.57(d)           13.54            (3.68)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              1.20(d)            2.60              .84(d)

Ratio of net investment income
   to average net assets                                                             1.10(d)            1.42              .50(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                     .10(d)             .13              .11(d)

Portfolio Turnover Rate                                                              6.73(d)           40.60            12.26(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               7,992              7,695            6,740

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                               Six Months Ended

                                                                                April 30, 2000         Year Ended October 31
                                                                                                        ---------------------

CLASS C SHARES                                                                    (Unaudited)          1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                13.67              12.04            12.50

Investment Operations:

Investment income--net                                                                .15(b)             .19(b)           .06

Net realized and unrealized gain (loss)
   on investments                                                                     .33               1.44             (.52)

Total from Investment Operations                                                      .48               1.63             (.46)

Distributions:

Dividends from investment income--net                                                (.04)               --                --

Dividends from net realized gain on investments                                      (.64)               --                --

Total Distributions                                                                  (.68)               --                --

Net asset value, end of period                                                      13.47              13.67            12.04
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  3.57(d)           13.54            (3.68)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              1.20(d)            2.60              .84(d)

Ratio of net investment income
   to average net assets                                                             1.10(d)            1.42              .50(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                     .10(d)             .13              .11(d)

Portfolio Turnover Rate                                                              6.73(d)           40.60            12.26(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               2,279              2,188            1,926

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                               Six Months Ended

                                                                                April 30, 2000         Year Ended October 31
                                                                                                        ---------------------

CLASS R SHARES                                                                    (Unaudited)          1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                13.86              12.08            12.50

Investment Operations:

Investment income--net                                                                .22(b)             .32(b)           .10

Net realized and unrealized gain (loss)
   on investments                                                                     .32               1.46             (.52)

Total from Investment Operations                                                      .54               1.78             (.42)

Distributions:

Dividends from investment income--net                                                (.17)               --                --

Dividends from net realized gain on investments                                      (.64)               --                --

Total Distributions                                                                  (.81)               --                --

Net asset value, end of period                                                      13.59              13.86            12.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     4.03(c)           14.73            (3.36)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               .70(c)            1.60              .50(c)

Ratio of net investment income
   to average net assets                                                             1.60(c)            2.42              .84(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                     .10(c)             .13              .11(c)

Portfolio Turnover Rate                                                              6.73(c)           40.60            12.26(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               4,616              4,436            3,864

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                        Six Months
                                                                           Ended
                                                                      April 30, 2000
CLASS T SHARES                                                        (Unaudited)(a)
---------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                     13.39

Investment Operations:

Investment income--net                                                     .04(b)

Net realized and unrealized gain on investments                            .10

Total from Investment Operations                                           .14

Net asset value, end of period                                           13.53
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                       1.05(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                    .53(d)

Ratio of net investment income to average net assets                       .31(d)

Decrease reflected in above expense ratio
due to undertaking by The Dreyfus Corporation                              .06(d)

Portfolio Turnover Rate                                                   6.73(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                        1

(A)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Global Allocation Fund (the "fund") is a separate diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund's investment objective is total return. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (Class B shares automatically convert to A shares after six years), Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares:

   Class A ...................  592,716  Class C ...................  168,175

   Class B ...................  588,613  Class R ...................  339,508

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credit of $397 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the line of credit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 1999 through October 31, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.75% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $22,612 during the period ended April 30, 2000.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2000, Class B, Class C and Class T shares were charged $29,568, $8,424 and $1, respectively, pursuant to the Plan of which $6,600, $1,886 and $1 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of
these    services.

The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B, Class C and Class T shares were charged $10,000, $9,856, $2,808 and $1, respectively, pursuant to the Shareholder Services Plan, of which $2,242, $2,200, $629 and $1 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $199 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member receives an annual fee of $30,000 and a fee of $4,000 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended April 30, 2000, amounted to $1,233,495 and $893,963, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The following summarizes open forward currency exchange contracts at April 30, 2000:



                                                           Foreign                                               Unrealized
Forward Currency                                          Currency                                              Appreciation
Exchange Contracts                                         Amounts          Cost ($)           Value ($)      (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

British Pounds,
   expiring 6/30/2000                                    1,225,980         1,942,167           1,919,288           (22,879)

Euro Dollars,
   expiring 6/30/2000                                    3,505,000         3,346,977           3,206,810          (140,167)

SALES:                                                                     PROCEEDS

Japanese Yen,
   expiring 6/30/2000                                  312,727,000         3,010,630           2,924,230            86,400

Swiss Francs,
   expiring 6/30/2000                                      963,000           578,222             562,738            15,484

TOTAL                                                                                                              (61,162)



The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2000 are set forth in the Statement of Financial Futures.

(B) At April 30, 2000, accumulated net unrealized appreciation on investments, forward currency exchange contracts and financial futures was $1,319,843, consisting of $2,150,960 gross unrealized appreciation and $831,117 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                         For More Information

                         Dreyfus Premier Global Allocation Fund

                         200 Park Avenue

                         New York, NY 10166

                         Manager

                         The Dreyfus Corporation

                         200 Park Avenue

                         New York, NY 10166

                         Custodian

                         The Bank of New York

                         100 Church Street

                         New York, NY 10286

                         Transfer Agent & Dividend Disbursing Agent

                         Dreyfus Transfer, Inc.

                         P.O. Box 9671

                         Providence, RI 02940

                         Distributor

                         Dreyfus Service Corporation

                         200 Park Avenue

                         New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   545SA004



Dreyfus Premier

International

Growth Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                      International Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier International Growth Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas A. Loeffler, CFA.

When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, many global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued through the final two months of 1999 and into the first quarter of 2000, before peaking in early March. In April, many markets around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier International Growth Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager

How did Dreyfus Premier International Growth Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund produced a total return of 24.14% for Class A shares, 23.58% for Class B shares, 23.66% for Class C shares and 24.23% for Class R shares.(1) This compares with a 7.74% total return produced by the fund' s benchmark, the Morgan Stanley Capital International
(MSCI) World ex U.S. Index, for the same period.(2)

From its March 1, 2000 inception through April 30, 2000, the fund's Class T shares produced a total return of -15.01%.(1)

We attribute the fund' s strong performance to the global resurgence of the growth stocks, including technology stocks, in which the fund invests. However, toward the end of the period market sentiment seemed to shift away from growth stocks, which dampened fund performance. Investors in the fund must be willing to accept the volatility associated with global investments and the technology sector.

What is the fund's investment approach?

The fund focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find the best-managed, best-positioned companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside of the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a strong brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are the marks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers as well as that of its local market.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund will typically hold 60-80 stocks, broadly invested across countries and industries, representing what we believe to be the best growth investment ideas in the world.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the fund benefited from strong global demand for growth stocks. As Y2K concerns proved groundless, stock markets continued their advance through year-end. After a brief January pause, the rally in growth stocks continued through most of the first quarter.

However, from mid-March through the end of the reporting period, rapid swings in stock markets and shifts in investor sentiment trimmed gains established earlier, reducing overall fund return. Investors grew concerned over lofty stock prices within the technology sector, and the effect higher interest rates might have on stock valuations. While demand for stocks remained high, supply grew rapidly, as firms rushed to market new shares. Supply eventually outstripped demand, pushing prices downward. By the end of the reporting period, the equity markets appeared to stabilize, even though concerns over higher interest rates continued.

In terms of market sectors, the telecommunications, media and technology industries, areas in which the fund placed a heavy investment emphasis, drove the global advance. In terms of regional markets, the Japanese advance slowed, as growth stocks there weakened beginning in December. A slower than hoped for recovery and a strong yen held back earnings growth.

On the other hand, European markets advanced sharply, as the benefits of moving away from a centralized economic model and toward a more competitive, market-driven structure became apparent. Weakness in the euro, however, negatively affected performance of the fund's European investments in dollar terms.

What is the fund's current strategy?

Continental Europe remains an attractive area for investment, representing the fund's largest regional exposure. Recently, we have trimmed our investments in European financial firms, choosing instead to concentrate on companies that are positioned to take advantage of convergence in the telecommunications and entertainment industries. We have also de-emphasized our investments in the United Kingdom, specifically within the financial service industry. The fund' s largest country weighting is in Japan, where we believe steps towards fundamental restructuring are apparently taking hold. We are also taking advantage of select opportunities in emerging market countries, including Asian technology firms outside Japan, as well as Latin American stocks that are tied closely to U.S. market performance.

By industry sector, we have reduced emphasis on commodity telecommunication providers, particularly in markets with many new entrants. In the media sector, we are focusing more on company valuation and potential profitability. Within the technology sector, we have begun to shift our emphasis away from European companies and toward Asian manufacturers.

We believe these changes in our stock selection process will enable us to continue to focus on uncovering the strongest growth opportunities worldwide.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)



COMMON STOCKS--92.4%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL--3.4%

Aracruz Celulose, ADR                                                                            62,750                1,173,085

Embratel Participacoes, ADR                                                                      40,275                  906,188

Petroleo Brasileiro                                                                               6,100                1,350,304

                                                                                                                       3,429,577

CANADA--1.2%

AT&T Canada, Cl. B, ADR                                                                          28,600  (a)           1,219,129

DENMARK--1.5%

Novo Nordisk, Cl. B                                                                              11,650                1,564,006

FINLAND--6.7%

HPY Holding                                                                                      35,850                1,291,365

Nokia, ADS                                                                                       38,250                2,175,469

Perlos                                                                                           58,000                2,149,598

Tietoenator                                                                                      24,600                1,185,676

                                                                                                                       6,802,108

FRANCE--9.6%

Accor                                                                                            30,725                1,141,403

Alcatel                                                                                           7,225                1,675,456

Altran Technologies                                                                               6,025                1,231,710

Dassault Systemes                                                                                18,825                1,448,306

Thomson Multimedia                                                                                6,900  (a)             677,685

Total Fina Elf                                                                                   12,008                1,822,560

Vivendi                                                                                          17,625                1,743,865

                                                                                                                       9,740,985

HONG KONG--.9%

China Telecom (Hong Kong)                                                                       127,000  (a)             917,147

ISRAEL--1.9%

Check Point Software Technologies, ADR                                                            4,175  (a)             726,094

Partner Communications, ADR                                                                     113,400  (a)           1,211,963

                                                                                                                       1,938,057

ITALY--4.2%

Alleanza Assicurazioni                                                                          157,500                1,614,351

Saipem                                                                                          267,425                1,320,312

San Paolo-IMI                                                                                    94,050                1,320,569

                                                                                                                       4,255,232

JAPAN--22.4%

AIFUL                                                                                            10,575                1,064,925

Ajinomoto                                                                                       118,000                1,346,360


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

CITIZEN ELECTRONICS                                                                              11,480                1,442,424

Don Quijote                                                                                       4,183                  707,214

FUJI MACHINE MFG.                                                                                10,600                  735,458

Mitsubishi Electric                                                                             248,000                2,114,782

NEC                                                                                              76,000                2,064,302

NIPPON TELEGRAPH AND TELEPHONE                                                                      134                1,658,906

Nippon Express                                                                                  267,000                1,682,317

Nippon Television Network                                                                         2,030                1,513,498

PIONEER                                                                                          83,000                2,262,103

SONY                                                                                              6,400                  739,098

TOKYO GAS                                                                                       498,000                1,095,011

TOYODA GOSEI                                                                                     29,000                1,674,520

Taiyo Yuden                                                                                      22,000                1,554,878

Takeda Chemical Industries                                                                       17,000                1,116,685

                                                                                                                      22,772,481

LUXEMBOURG--1.3%

Societe Europeenne des Satellites                                                                 8,975                1,364,052

MEXICO--2.7%

Cemex, ADR                                                                                       61,300  (a)           1,342,459

Telefonos de Mexico, ADR                                                                         24,450                1,438,509

                                                                                                                       2,780,968

NETHERLANDS--9.2%

ASM Lithography, ADR                                                                             35,650  (a)           1,426,362

Heineken                                                                                         25,600                1,420,119

Koninklijke (Royal) Philips Electronics, ADR                                                     66,550                2,969,794

STMicroelectronics                                                                                6,400                1,221,651

TNT Post                                                                                         64,025                1,397,384

United Pan-Europe Communications                                                                 24,525  (a)             894,563

                                                                                                                       9,329,873

NORWAY--1.2%

Netcom                                                                                           29,800  (a)           1,183,174

SINGAPORE--1.3%

NatSteel Electronics                                                                            229,000                1,314,858

SOUTH KOREA--2.2%

Samsung Electronics, GDR                                                                         14,000  (a,b)         2,257,500

SPAIN--2.4%

Altadis                                                                                         116,250                1,366,931

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SPAIN (CONTINUED)

Banco Santander Central Hispano                                                                 102,150                1,065,508

                                                                                                                       2,432,439

SWEDEN--6.5%

Electrolux , Cl. B                                                                               67,800                1,149,911

ForeningsSparbanken                                                                             112,150                1,657,278

Nordic Baltic                                                                                   262,675                1,661,458

Telefonaktiebolaget LM Ericsson, Cl. B, ADR                                                      23,650                2,091,547

                                                                                                                       6,560,194

SWITZERLAND--4.7%

Ares-Serono, Cl. B                                                                                  320                  983,173

Swatch                                                                                            1,025                1,099,106

Swisscom                                                                                          3,900                1,375,885

Synthes-Stratec                                                                                   3,200  (a,b)         1,362,887

                                                                                                                       4,821,051

UNITED KINGDOM--8.1%

BP Amoco, ADS                                                                                    25,300                1,290,364

Cable & Wireless                                                                                 79,550                1,312,735

Energis                                                                                          11,125  (a)             547,300

Invensys                                                                                        376,600                1,797,749

Nycomed Amersham                                                                                143,397                1,093,013

Vodafone AirTouch                                                                               483,509                2,210,515

                                                                                                                       8,251,676

UNITED STATES--1.0%

NTL                                                                                              13,825  (a)           1,057,613

TOTAL COMMON STOCKS

   (cost $89,705,389)                                                                                                 93,992,120
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.1%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Marschollek, Lautenschlaeger                                                                      2,075                1,098,238

  (cost $959,239)


                                                                                               Principal

SHORT-TERM INVESTMENTS--10.8%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

American Express Credit, 5.90%, 5/1/2000                                                       1,000,000               1,000,000

Assoc. Corp. of North America, 6.04%, 5/1/2000                                                 5,000,000               5,000,000

General Electric Capital, 5.75%, 5/1/2000                                                      5,000,000               5,000,000

   (cost $11,000,000)                                                                                                 11,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $101,664,628)                                                            104.3%              106,090,358

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (4.3%)              (4,346,026)

NET ASSETS                                                                                       100.0%              101,744,332


(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2000, THESE SECURITIES AMOUNTED TO $3,620,387 OR APPROXIAMATELY 3.6% OF NET
     ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           101,664,628   106,090,358

Cash                                                                    134,265

Dividends receivable                                                    288,331

Receivable for investment securities sold                                83,124

Receivable for shares of Common Stock subscribed                         45,636

Prepaid expenses                                                         33,247

                                                                    106,674,961
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           104,424

Payable for shares of Common Stock redeemed                           2,621,062

Payable for investment securities purchased                           2,131,321

Accrued expenses                                                         73,822

                                                                      4,930,629
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      101,744,332
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      68,614,955

Accumulated investment (loss)                                         (316,364)

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                29,051,092

Accumulated net unrealized appreciation (depreciation)

   on investments and foreign currency transactions                  4,394,649
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     101,744,332

NET ASSET VALUE PER SHARE



                                       Class A              Class B             Class C               Class R            Class T
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                      83,711,959            15,621,891           2,090,705              318,927                  850

Shares Outstanding                   4,334,978               838,481             115,463               16,528               44.150
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                         19.31                 18.63               18.11                19.30                19.25

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $49,439 foreign taxes witheld at source)        347,730

Interest                                                               155,488

TOTAL INCOME                                                           503,218

EXPENSES:

Management fee--Note 3(a)                                              389,802

Shareholder servicing costs--Note 3(c)                                 181,591

Distribution fees--Note 3(b)                                            90,183

Custodian fees                                                          66,683

Professional fees                                                       36,470

Registration fees                                                       22,871

Prospectus and shareholders' reports                                    16,563

Directors' fees and expenses--Note 3(d)                                  9,687

Miscellaneous                                                            5,732

TOTAL EXPENSES                                                         819,582

INVESTMENT (LOSS)                                                     (316,364)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
   transactions                                                     29,658,348

Net unrealized appreciation (depreciation) on
   investments and foreign currency transactions                    (8,057,224)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              21,601,124

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                21,284,760

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        April 30, 2000(a)          Year Ended
                                               (Unaudited)   October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (316,364)            (167,942)

Net realized gain (loss) on investments       29,658,348            8,656,131

Net unrealized appreciation (depreciation)
   on investments                             (8,057,224)           7,868,350

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  21,284,760           16,356,539
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                      --               (62,191)

Class R shares                                      --                  (300)

Net realized gain on investments:

Class A shares                                (2,226,325)                --

Class B shares                                  (869,984)                --

Class C shares                                   (39,906)                --

Class R shares                                    (3,736)                --

TOTAL DIVIDENDS                               (3,139,951)             (62,491)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                157,812,819          97,018,471

Class B shares                                  9,042,472           8,889,496

Class C shares                                 17,209,444           7,676,981

Class R shares                                    312,296              44,552

Class T shares                                      1,000                --


                                         Six Months Ended
                                        April 30, 2000(a)          Year Ended
                                               (Unaudited)   October 31, 1999
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                  2,149,731              58,864

Class B shares                                    825,027                --

Class C shares                                     36,703                --

Class R shares                                      3,736                 295

Cost of shares redeemed:

Class A shares                               (147,440,994)         (89,448,790)

Class B shares                                (24,476,640)         (42,381,559)

Class C shares                                (16,619,619)          (7,274,598)

Class R shares                                    (75,757)             (11,506)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (1,219,782)         (25,427,794)

TOTAL INCREASE (DECREASE) IN NET ASSETS        16,925,027           (9,133,746)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            84,819,305           93,953,051

END OF PERIOD                                 101,744,332           84,819,305

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        April 30, 2000(a)          Year Ended
                                               (Unaudited)   October 31, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                     7,837,227           6,604,528

Shares issued for dividends reinvested            113,923               4,348

Shares redeemed                                (7,281,765)         (6,067,447)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     669,385             541,429
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                       467,040              634,452

Shares issued for dividends reinvested             45,158                 --

Shares redeemed                                (1,268,058)          (3,029,148)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (755,860)          (2,394,696)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       904,030              552,113

Shares issued for dividends reinvested              2,067                 --

Shares redeemed                                  (854,340)            (519,809)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      51,757               32,304
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        14,137                3,155

Shares issued for dividends reinvested                198                   22

Shares redeemed                                    (3,570)                (827)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      10,765                2,350
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            44                   --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED APRIL 30, 2000, 850,198 CLASS B SHARES REPRESENTING $16,804,153 WERE AUTOMATICALLY CONVERTED TO 822,115 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 1,484,026 CLASS B SHARES REPRESENTING $20,911,825 WERE AUTOMATICALLY CONVERTED TO 1,444,292 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                            April 30, 2000                                   Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.07         13.33         16.45         16.59          16.10         15.78

Investment Operations:

Investment income (loss)--net                         (.04)(a)      .00(a,b)       .26           .00(b)         .14           .24

Net realized and unrealized
   gain (loss) on investments                         3.90         2.76           (.86)         2.24           1.44           .47

Total from Investment Operations                      3.86         2.76           (.60)         2.24           1.58           .71

Distributions:

Dividends from
   investment income--net                               --         (.02)            --          (.17)          (.25)         (.15)

Dividends from net realized
   gain on investments                               (.62)          --           (2.52)        (2.21)          (.84)         (.24)

Total Distributions                                  (.62)         (.02)         (2.52)        (2.38)         (1.09)         (.39)

Net asset value,
   end of period                                    19.31         16.07          13.33         16.45          16.59         16.10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                 24.14(d)      20.74          (4.50)        15.00          10.21          4.72
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                              .69(d)       1.42           1.27          1.30           1.31          1.31

Ratio of interest expense
    to average net assets                               --          --             .08            --             --           .01

Ratio of net investment income
   (loss) to average net assets                      (.19)(d)      (.01)           .55           .00(e)         .76          1.38

Portfolio Turnover Rate                            152.00(d)     221.94         193.76        161.62         176.17        229.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      83,712       58,908         41,637        59,030         66,907        68,584

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                          Six Months Ended

                                            April 30, 2000                                  Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.59         13.00        16.22         16.37          15.90         15.59

Investment Operations:

Investment income (loss)--net                         (.12)(a)      (.06)(a)     (.03)(a)      (.14)           .00(b)        .10

Net realized and unrealized
   gain (loss) on investments                         3.78          2.65         (.67)         2.24           1.44           .49

Total from Investment Operations                      3.66          2.59         (.70)         2.10           1.44           .59

Distributions:

Dividends from
   investment income--net                               --           --            --          (.04)          (.13)         (.04)

Dividends from net realized
   gain on investments                               (.62)           --         (2.52)        (2.21)          (.84)         (.24)

Total Distributions                                  (.62)           --         (2.52)        (2.25)          (.97)         (.28)

Net asset value, end of period                      18.63          15.59        13.00         16.22          16.37         15.90
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                 23.58(d)       19.83        (5.22)        14.14           9.36          3.96
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                             1.09(d)        2.18         2.04          2.05           2.06          2.06

Ratio of interest expense
   to average net assets                                --           --           .08           --             --            .01

Ratio of net investment income
   (loss) to average net assets                      (.68)(d)       (.41)        (.20)         (.76)           .01           .62

Portfolio Turnover Rate                            152.00(d)      221.94       193.76        161.62         176.17        229.90
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                        15,622        24,853       51,873        66,781         71,983        72,215

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                          Six Months Ended

                                            April 30, 2000                                  Year Ended October 31,
                                                                   ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)        1999           1998          1997           1996        1995(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.16        12.66          15.87         16.20          15.90         15.85

Investment Operations:

Investment income (loss)--net                         (.14)(b)     (.14)(b)       (.03)(b)      (.12)(b)        .28          (.01)

Net realized and unrealized
   gain (loss) on investments                         3.71         2.64           (.66)         2.18           1.14           .06

Total from Investment Operations                      3.57         2.50           (.69)         2.06           1.42           .05

Distributions:

Dividends from
   investment income--net                               --           --            --           (.18)          (.28)           --

Dividends from net realized
   gain on investments                               (.62)           --          (2.52)        (2.21)          (.84)           --

Total Distributions                                  (.62)           --          (2.52)        (2.39)         (1.12)           --

Net asset value, end of period                      18.11         15.16          12.66         15.87          16.20          15.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                23.66(d)      19.75          (5.34)        14.17           9.36            .32(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                               1.07(d)       2.22           2.04          2.10           1.90            .35(d)

Ratio of interest expense to
   average net assets                                   --          --             .08           .01             --             --

Ratio of investment (loss)

   to average net assets                           (.59)(d)      (.97)          (.19)         (.73)          (.19)          (.09)(d)

Portfolio Turnover Rate                            152.00(d)     221.94         193.76        161.62         176.17         229.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                         2,091          966           397            291             53              1

(A) FROM SEPTEMBER 5, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                          Six Months Ended

                                            April 30, 2000                                  Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS R SHARES                                  (Unaudited)         1999         1998          1997           1996       1995(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.05         13.32         16.43         16.59          16.11         16.04

Investment Operations:

Investment income--net                                 .01(b)        .02(b)        .33           .17            .26           .01

Net realized and unrealized
   gain (loss) on investments                         3.86          2.77          (.92)         2.10           1.35           .06

Total from Investment Operations                      3.87          2.79          (.59)         2.27           1.61           .07

Distributions:

Dividends from investment
   income--net                                          --          (.06)           --          (.22)          (.29)           --

Dividends from net realized
   gain on investments                               (.62)           --          (2.52)        (2.21)          (.84)           --

Total Distributions                                  (.62)          (.06)        (2.52)        (2.43)         (1.13)           --

Net asset value, end of period                      19.30          16.05         13.32         16.43          16.59         16.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    24.23(c)       21.04         (4.44)        15.21          10.45           .44(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                              .62(c)        1.24          1.08          1.09            .87           .18(c)

Ratio of interest expense to
   average net assets                                   --           --            .08           .01             --            --

Ratio of net investment income

   to average net assets                              .06(c)         .15           .70           .21            .94           .08(c)

Portfolio Turnover Rate                            152.00(c)      221.94        193.76        161.62         176.17        229.90
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                           319           92            45            80              4             1

(A)  FROM SEPTEMBER 5, 1995  (COMMENCEMENT  OF INITIAL  OFFERING) TO OCTOBER 31,
     1995.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                           Six Months Ended
                                                          April 30, 2000(a)
CLASS T SHARES                                                   (Unaudited)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  22.65

Investment Operations:

Investment (loss)                                                      (.03)(b)

Net realized and unrealized gain (loss) on investments                (3.37)

Total from Investment Operations                                      (3.40)

Net asset value, end of period                                        19.25
-------------------------------------------------------------------------------

TOTAL RETURN (%)(c)                                                  (15.01)(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .51(d)

Ratio of investment (loss) to average net assets                       (.15)(d)

Portfolio Turnover Rate                                              152.00(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     1

(A)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Growth Fund (the "fund" ) is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the " Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to maximize capital growth. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

On July 12, 1999, the Board of Directors approved the addition of Class T shares, which became effective March 1, 2000.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (Class B shares automatically convert to Class A shares after six years) , Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $4,729 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

In accordance with an agreement with a bank, the fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rate in effect from time to time. During the period ended April 30, 2000, the fund did not borrow under the line of credit.


NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $11,787 during the period ended April 30, 2000 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2000, Class B, Class C and Class T shares were charged $84,479, $5,703 and $1, respectively, pursuant to the Plan, of which $14,506, $1,453 and $1 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B, Class C and Class T shares were charged $99,621, $28,160, $1,901 and $1, respectively, pursuant to the Shareholder Services Plan, of which $24,112, $4,835, $484 and $1 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $37,741 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member receives an annual fee of $30,000 and a fee of $4,000 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended April 30, 2000, amounted to $146,117,461 and $148,831,124, respectively.

(b) At April 30, 2000, accumulated net unrealized appreciation on investments was $4,425,730, consisting of $10,754,549 gross unrealized appreciation and $6,328,819 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                        For More Information

                        Dreyfus Premier  International Growth Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   092SA004